                                  M FUND, INC.

                       Brandes International Equity Fund
                            Turner Core Growth Fund
                       Frontier Capital Appreciation Fund
                       Clifton Enhanced U.S. Equity Fund
                        Business Opportunity Value Fund

                               Semi-Annual Report
                                 June 30, 2002

                          [LOGO] M FINANCIAL GROUP-TM-

M FUND, INC.
PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Company") as presented in the following Semi-Annual Report dated June 30, 2002. The Company has been growing steadily during the course of 2002 with total assets under management reaching over $333 million as of June 30, 2002.

We are very excited to announce the addition of the Business Opportunity Value Fund. Managed by Iridian Asset Management, this large cap value strategy was added to the M Fund series as of February 1, 2002. Iridian's unique investment approach primarily focuses on recognizing undervalued companies where there is an identifiable catalyst for change. We encourage you to view the current M Fund Prospectus for additional information.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the company for the period beginning January 1, 2002 and ending June 30, 2002 in addition to their outlook for the last six months of 2002.

Sub-Advisers to the Company are: Brandes Investment Partners, L.P. for the Brandes International Equity Fund, Turner Investment Partners for the Turner Core Growth Fund, Frontier Capital Management Company, LLC for the Frontier Capital Appreciation Fund, The Clifton Group for the Clifton Enhanced U.S. Equity Fund, and Iridian Asset Management LLC for the Business Opportunity Value Fund.

The M Fund Board of Directors, in coordination with M Financial Investment Advisers, Inc. and M Fund, Inc.'s participating insurance carriers remain committed to providing opportunities to add value to shareholders.

Sincerely,

/s/ Daniel F. Byrne

DANIEL F. BYRNE
PRESIDENT
M Fund, Inc.

                       BRANDES INTERNATIONAL EQUITY FUND

    Returns for the Fund during the period outperformed the MSCI EAFE Index, which shed 1.6%. The Fund gained 0.87%. Modest advances for positions in Japan and the United Kingdom helped buttress results for the period. Declines for the Fund's positions in Spain and Brazil contributed negatively to returns.

    Solid returns among holdings in the banking industry and consumer staples sector had the greatest positive impact on the Fund's returns. For example, ABN Amro Holding (Netherlands--banking), Bank of Ireland (Ireland--banking), and British American Tobacco (United Kingdom--tobacco) were among the best performers.

    Weak returns among holdings in the diversified telecom services and communications equipment industries had the greatest negative impact on returns for the first half of 2002. As a result of our ongoing company-by-company research and analysis, the Portfolio has substantial exposure to these industries.

    Telecom stocks fell sharply during the period due to what we believe to be market participants' overreaction to evidence of overcapacity and excessive debt burdens in this area. Telecom holdings suffering declines included Telefonos de Mexico (Mexico) and Telecom Italia (Italy). Reflecting our conviction for the long-term prospects for certain telecom companies, we used price weakness as an opportunity to add selectively to existing positions. Purchases in the first half of 2002 included Telefonica (Spain--diversified telecom services) and Deutsche Telekom (Germany--diversified telecom services).

    International equity markets generally got a vote of no confidence in the first half of 2002. Gains among Japanese stocks failed to offset losses in the other international equity markets as the MSCI EAFE Index fell 1.6%. In Japan, the government revised upward its assessment of the country's economy, boosting sentiment and helping to lift share prices. The MSCI Japan Index gained 8.2% in the period. However, in Europe, evidence of economic sluggishness and inflation pressures weighed on equity markets. The MSCI Europe Index fell 4.6%.

    Among emerging markets, political, currency, and economic concerns in Latin America pulled share prices sharply lower, offsetting gains registered in European and Asian emerging markets. Problems in Latin America were most evident in Argentina, where unemployment approached 30% and inflation exceeded 20%. The MSCI Argentina Index tumbled 64.7% in the period. Reflecting the disparate returns, the MSCI EMF Latin America Index fell 14.8% while the MSCI EMF Asia Index advanced 8.7%. The MSCI Emerging Markets Free (EMF) Index was up 2.1%.

    We view the recent market declines as short term and see an excellent opportunity for long-term investors to purchase bargain-priced companies.

    As a result of our ongoing company-by-company research and analysis, we found opportunities to add to positions at attractive prices in the information technology sector, such as Alcatel (France--communications equipment) and, in the energy sector, Lukoil (Russia--oil & gas) and Respol (Spain--oil & gas).

    We completed the sale of stocks that reached our estimates of their fair value, including Altadis (Spain--tobacco) and Innogy Holdings (United Kingdom--electric utilities). Going forward, the Portfolio retains its largest country weightings in Japan and the United Kingdom, and its greatest industry weightings in the banking and diversified telecom services areas.

    We continue to believe the fundamental strengths of the Portfolio's holdings provide appreciation potential and limited risk.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

BRANDES INVESTMENT PARTNERS, L.P.
INVESTMENT SUB-ADVISER TO THE BRANDES INTERNATIONAL EQUITY FUND

                            TURNER CORE GROWTH FUND

    With investor sentiment distinctly negative, the stock market is close to retracing the lows reached last September. During the six month period ended June 30, 2002, several factors served to further weaken an already shaky market. Among the issues testing investors were disclosures of accounting improprieties and outright fraud, continued doubts about the objectivity of Wall Street analysts, faltering confidence in corporate leadership and governance and uncertainty surrounding terrorism threats and the conflict in the Middle East.

    While all major market equity indexes posted negative returns for the quarter, growth stocks were the hardest hit. As a result, the Turner Core Growth Fund fell 17.54%. The Portfolio's return outperformed the Russell 1000 Growth Index, which lost 20.77%. The Portfolio continues to focus on companies that we believe will be earnings leaders over the long term, offering significant long term growth potential. Those shares tend to have above-average valuations and have been largely out of favor. We think the environment for those stocks may improve, however, as the year progresses and it becomes more evident that earnings are gradually strengthening.

    Much of the financial and economic news lately has in fact been favorable and is cause for some optimism. For instance, the economy is growing, productivity is up, and more than 60% of companies in the S&P 500 Index have reported first-quarter earnings that beat Wall Street analysts' consensus projections. The consensus forecast of Wall Street analysts is that the earnings per share for the companies in the Russell 1000 Growth Index will rise 14.5% over the next 12 months, according to I/B/E/S International, a financial-data company.

    Our materials/processing holdings were the portfolio's top performers due to strength in home-building-products stocks. The consumer staples sector was a good performer during the second quarter as investors focused on companies that they perceived were less likely to be affected by accounting scandals and offered earnings stability. Our weighting in financial-services stocks recorded a double-digit loss and detracted from results; as holdings in financial-transaction-processing and brokerage stocks dipped sharply.

    We are currently emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data-storage, paper, software, and retailing companies with strong brands

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER TO THE TURNER CORE GROWTH FUND

                       FRONTIER CAPITAL APPRECIATION FUND

    For the quarter ended June 30, 2002, the Frontier Capital Appreciation portfolio returned -12.52%. This compares unfavorably to the 8.6% decline in the Russell 2500 index, and is slightly ahead of the negative 16.6% return for the Russell 2500 growth index.

    Selling intensified across all market indices in June, with special emphasis on the growth sectors of the stock market. By now, the reasons for the continued poor performance in the equity market are well known. These include disappointing earnings, fear of terrorism, a sluggish economy, accounting scandals, a declining dollar, and a loss of investor confidence in corporate governance. At this moment it is the loss of confidence in US financial markets that is posing the greatest impediment to an improving stock market. When the stock market peaked 27 months ago, these issues were obviously not known to investors. However, we believe when the reasons why stocks are declining are well know, then we are in the later stages of the bear market. At this stage of the bear market, investors are selling because of the uncertainty presented by the above issues. This stage can easily last several more months or even quarters. It is in this stage, however, that we feel opportunity is being created for true long term investors.

    As you know, we are GARP (growth at reasonable price) investors. As such we have greatly outperformed the growth component of the Russell 2500 index since the market peak. However, in the month of June our portfolios declined by the same magnitude as the Russell 2500 growth index, thus under performing by a significant margin the Russell 2500 index. This occurred because our portfolio has become more aggressively positioned in companies that we believe will show the greatest earnings growth over the next three years. We have been increasing our exposure to these potentially faster growing companies because our research indicates these companies are now attractively valued. While we do not expect significant earnings improvement any time soon, we do believe the worst is over for many growth oriented companies, especially in technology. Our buying has been limited to those companies that have realistic prospects for solid earnings growth over the next several years, and have prices that when compared to earnings, look cheap by past standards.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

FRONTIER CAPITAL MANAGEMENT CO., L.L.C.
INVESTMENT SUB-ADVISER TO THE FRONTIER CAPITAL APPRECIATION FUND

                       CLIFTON ENHANCED U.S. EQUITY FUND

    The Clifton Enhanced U.S. Equity Fund returned -13.13% for the six months ending June 30, 2002. The S&P Composite Index returned -13.16% for the same period.

    S&P Index returns were negative in five of the first six months in 2002 while market volatility increased from the levels present earlier in the year. When will the bear market end? No one can predict a market bottom. However, the S&P Composite Index has declined approximately 35% since its March 24, 2000 peak which is well in excess of the average decline for all the down markets of the last 50 years. When equity returns once again turn positive the portfolio should closely track market gains.

    The fund seeks to provide superior performance through synthetic index management. A synthetic enhanced index investment approach combines cash management with an investment in an index futures contract. The S&P Composite Index return is earned through a fully invested position in S&P futures contracts plus all income produced by the cash management. An investment in a futures contract is a non-cash transaction creating a contract to deliver or receive value based on market level changes. Therefore, assets of the enhanced index fund can be invested in a cash portfolio. It is this area which is targeted to generate excess returns.

    The portfolio's performance in the first half was helped by favorable performance from the portfolio's enhanced cash positions. A modest drop in short and intermediate interest rates also aided performance. Additionally, the downward equity market trend helped lower the cost of holding synthetic index market exposure which improved relative performance during the first half and should benefit future performance. The account is currently positioned to deliver enhanced index results in the coming year.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

THE CLIFTON GROUP
INVESTMENT SUB-ADVISER TO THE CLIFTON ENHANCED U.S. EQUITY FUND

                        BUSINESS OPPORTUNITY VALUE FUND

    The first six months of the year presented as testing an investment environment as any we have previously encountered. By the end of the second quarter broad equity indices had reached new lows. The relentless disclosure of management malfeasance and financial misconduct has resulted in an absolute dissolution of confidence in the integrity of financial disclosure. The malaise we confront is the confluence of a variety of factors, all symptomatic of the continuing adjustment to the economic and financial dislocations that resulted from the severe excesses reached at the height of the telecom and technology boom. Asset valuations were broadly extended beyond the recognition of conventional measures when the speculative frenzy peaked two years ago. The speculative bubble produced a legacy of economic dislocation: excess capacity and financial leverage, abusive and fraudulent financial practices, gluttonous executive compensation, massive wealth destruction, and the erosion of pricing power. Finally, an already complex set of economic and market conditions is exacerbated by the continuing threat of terrorist activity, and the intractable explosion of violence in the Middle-East. The attendant risk of an escalation of the confrontation which could threaten the stability of the Arab oil producing states, the threat of war against other sponsors of state terrorism (as Iraq), and finally the growing commitment and allocation of governmental and private resources to the less productive uses associated with defense and security measures, all combine to erode investor confidence. Such are the ingredients of a bear market.

    The belated compression in valuation and decimation in asset value on a broad scale has not been in response to the usual factors of rising interest rates or fears of a contracting economy. Valuations continue to contract in disproportion to the reduction in earnings expectations as the legitimacy of the composition and quality of earnings has come under assault. The bifurcation of stock market performance previously defined along the divide of "new" vs. "old" economy, is now between transparency and simplicity vs. opaqueness and complexity. Innuendo has become a punishable offense; guilt is presumed until proven otherwise.

    The damage sustained by the real economy since the bursting of the speculative bubble has resulted in a period of digestion and reconstitution from which we have only begun to emerge. Although the process is underway, we should not underestimate the dimensions of the necessary adjustments. Time and patience will be required until a sustained equilibrium among the real economy, investor confidence and valuation is achieved. We are hopeful that the worst of the destruction to financial markets and asset values has been endured; that the worst of the hangover has been weathered. Absent the occurrence of some exogenous event, or further surprise regarding the reliability of the data upon which we continue to rely, we believe that the valuation of our portfolio of stocks is exceptionally attractive.

    Economic conditions appear to have stabilized, and are on balance constructive. Monetary policy remains accommodative, largely unfettered by the risk of rising inflation. Although the recovery has failed to gain sufficient momentum to sustain employment growth/new job creation, conditions do not appear to be deteriorating or in particular threat of retreat. The economy is however, divided along the fault lines of the beneficiaries of a relatively healthy consumer contrasted with that of a difficult business and profit environment. Consumer real and disposable incomes continue to rise in the face of favorable pricing alternatives. The cost of debt has declined in the form of mortgage refinancing opportunities, generating increased availability of purchasing power. Finally, the effect of the decline in stock market value on consumer wealth and sentiment has been offset by the comforting increase in the value of home ownership.

    Alternatively, the overhang of the supply imbalance created by the excess investment during the speculative boom continues to depress the need for capacity expansion and corporate capital spending. Excess capacity has lead to an extreme erosion of pricing power, which combined with the excessive level of financial leverage plaguing many critical sectors of the global economy, presents formidable headwinds for a nascent economic recovery. Low nominal growth and essentially zero inflation continue to present severe challenges to corporate profitability, capital spending and new job creation.

    The concurrence of all of these factors including the reliability of corporate governance and reporting has exacted an enormous toll on financial markets. The impact of the growing alarm associated with the spiraling emergence of financial fraud continues to spread. Credit markets have become increasingly difficult to access, seizing up for those other than a narrow group of companies. Although the dramatic deterioration in asset values threatens an emerging crisis for the lending institutions that financed these investments, the dispersion of risk through the financial system via securitization has enabled it to avoid the significant consequences of financial institution failure. It is ever more critical to stick to our disciplines of focusing on the enterprise value of business by defining free cash flow.

Positive performance contribution:

- BOSTON SCIENTIFIC CORP. was up on faster than expected enrollment in their Taxus IV coated stent trial and expectations that the FDA will soon approve its proprietary stent. A U.S. District Court Judge's decision in June also invalidated a drug-coated stent distribution agreement between its competitors, Guidant and Cook.

- GENERAL DYNAMICS and NORTHROP GRUMMAN were up as the companies continue to benefit from strong capital inflows into the defense industry.

- TENET HEALTHCARE CORP. was up as its strong operating trends continue to drive better than expected results.

- DOW CHEMICAL was up on the announcement of an improving outlook for the second half of 2002, based upon recovering demand, pricing improvements in the basic chemicals and plastics businesses, and the weakening dollar.

Negative performance contribution:

- TYCO INTERNATIONAL and EL PASO: both positions were sold during the quarter because of deteriorating fundamentals, which invalidated our original investment premises.

- ELECTRONIC DATA SYSTEM was down on concerns over its accounting and its exposure to WorldCom.

- CITIGROUP INC. was down on concerns over its exposure to Latin America and to WorldCom as well as lower expectations for its investment banking business.

- GUIDANT CORP. was down on an U.S. District Court Judge's decision that invalidated its drug-coated stent distribution agreement with Cook.

- GENZYME CORP. was down on the announcement that sales of its kidney disease drug, Renagel, will be lower than expected for its second quarter and for the full fiscal year 2002.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT

IRIDIAN ASSET MANAGEMENT LLC
INVESTMENT SUB-ADVISER TO BUSINESS OPPORTUNITY VALUE FUND

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            FOREIGN COMMON STOCKS--97.8%
            BERMUDA--2.5%
   256,910  Tyco International, Ltd.................  $  3,470,854
                                                      ------------
            BRAZIL--4.0%
    17,760  Banco Bradesco SA--ADR+.................       350,760
   319,900  Centrais Electricas Brasileiras
              SA--Class B--ADR......................     1,649,756
    54,000  Cia Vale Do Rio Doce-SP--ADR+...........     1,401,300
    43,400  Petroleo Brasileiro SA--ADR.............       755,160
     1,117  Tele Norte Leste Participacoes
              SA--ADR...............................        11,114
    55,600  Telecomunicacoes Brasileiras SA--ADR+...     1,261,008
                                                      ------------
                                                         5,429,098
                                                      ------------
            CANADA--1.4%
 1,311,384  Nortel Networks Corp.*..................     1,901,507
                                                      ------------
            CHINA--0.9%
 5,820,000  PetroChina Co., Ltd.....................     1,238,496
                                                      ------------
            FRANCE--8.0%
   326,400  Alcatel.................................     2,267,762
    66,800  Alstom*.................................       706,056
    65,500  Compagnie Generale des Etablissements
              Michelin--Class B.....................     2,652,272
   193,260  European Aeronautic Defense and Space
              Co.+..................................     2,969,652
    30,220  Nexans SA*..............................       596,513
    11,211  Total SA--Class B.......................     1,818,951
                                                      ------------
                                                        11,011,206
                                                      ------------
            GERMANY--6.4%
    45,000  BASF AG.................................     2,085,079
    64,600  Bayerische Hypo-und Vereinsbank AG+.....     2,103,880
   135,000  Deutsche Telekom AG--Registered.........     1,268,365
    57,600  E.ON AG.................................     3,339,683
                                                      ------------
                                                         8,797,007
                                                      ------------
            HONG KONG--0.8%
   221,500  Swire Pacific, Ltd.--Class A............     1,133,061
                                                      ------------
            IRELAND--0.8%
    80,800  Allied Irish Banks Plc..................     1,063,806
                                                      ------------
            ITALY--4.0%
   108,753  ENI SpA+................................     1,726,464
                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            ITALY (CONTINUED)
   809,200  IntesaBci SpA...........................  $  2,467,655
   159,100  Telecom Italia SpA+.....................     1,245,133
                                                      ------------
                                                         5,439,252
                                                      ------------
            JAPAN--20.3%
    40,000  Daiichi Pharmaceutical Co., Ltd.........       730,944
   184,000  Daiwa House Industry Co., Ltd...........     1,125,381
   286,000  Hitachi, Ltd............................     1,849,476
       348  Japan Tobacco, Inc......................     2,334,616
   471,000  Komatsu, Ltd............................     1,685,992
   276,000  Matsushita Electric Industrial Co.......     3,765,358
       192  Millea Holdings, Inc.*..................     1,576,831
   357,000  Mitsubishi Heavy Industries, Ltd........     1,081,317
       438  Mitsubishi Tokyo Financial..............     2,953,014
   499,000  Nippon Oil Co...........................     2,582,147
       458  Nippon Telegraph & Telephone Corp.......     1,884,050
    15,200  Nippon Telegraph & Telephone
              Corp.--ADR............................       312,968
    45,000  Ono Pharmaceutical Co...................     1,607,076
    42,000  TDK Corp................................     1,983,563
   499,000  The Sumitomo Bank, Ltd..................     2,435,769
                                                      ------------
                                                        27,908,502
                                                      ------------
            MEXICO--3.6%
   152,100  America Movil--ADR--Series L............     2,038,141
    89,800  Telefonos de Mexico SA--ADR+............     2,880,784
                                                      ------------
                                                         4,918,925
                                                      ------------
            NETHERLANDS--2.6%
   112,342  ABN AMRO Holding NV.....................     2,038,917
    17,000  Akzo Nobel NV...........................       739,714
    38,900  Wolters Kluwer NV.......................       737,867
                                                      ------------
                                                         3,516,498
                                                      ------------
            NEW ZEALAND--1.1%
   631,900  Telecom Corp. of New Zealand, Ltd.......     1,515,889
                                                      ------------
            PORTUGAL--1.5%
   287,208  Portugal Telecom SA.....................     2,026,655
                                                      ------------
            RUSSIA--0.9%
    20,000  Lukoil--ADR+............................     1,297,472
                                                      ------------
            SINGAPORE--3.5%
   189,736  DBS Group Holdings, Ltd.................     1,331,662

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2002

                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            SINGAPORE (CONTINUED)
   260,031  Jardine Matheson Holdings, Ltd..........  $  1,547,184
   293,000  Overseas Chinese Banking Corp...........     1,940,334
                                                      ------------
                                                         4,819,180
                                                      ------------
            SOUTH AFRICA--0.4%
    66,000  South African Breweries Plc+............       517,394
                                                      ------------
            SOUTH KOREA--4.7%
   185,300  Korea Electric Power Corp.+.............     1,940,091
    97,200  KT Corp.--SP ADR+.......................     2,104,380
    85,900  POSCO--ADR..............................     2,342,493
                                                      ------------
                                                         6,386,964
                                                      ------------
            SPAIN--6.9%
   307,733  Banco Bilbao Vizcaya Argentaria SA......     3,477,383
   312,300  Repsol YPF, SA..........................     3,680,018
   275,532  Telefonica SA*..........................     2,311,355
       465  Telefonica SA--ADR*+....................        11,555
                                                      ------------
                                                         9,480,311
                                                      ------------
            SWITZERLAND--3.3%
     3,640  Swisscom AG.............................     1,058,012
    17,426  Zurich Financial Services...............     3,515,147
                                                      ------------
                                                         4,573,159
                                                      ------------
                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            UNITED KINGDOM--20.0%
   797,300  British Aerospace Plc...................  $  4,077,631
   232,800  British American Tobacco Plc............     2,505,603
   275,800  British Energy Plc......................       557,888
   299,780  BT Group Plc*...........................     1,153,314
 1,931,900  Corus Group Plc*........................     2,477,469
   489,600  Friends Provident Plc*..................     1,081,918
   202,800  HSBC Holdings Plc (Hong Kong
              registered)*..........................     2,327,008
   785,454  Imperial Chemical Industries Plc........     3,825,161
 1,344,576  Invensys Plc............................     1,826,875
   511,538  Marks & Spencer Group Plc...............     2,910,958
   125,000  Reuters Group Plc.......................       664,088
   463,000  Safeway Plc.............................     1,991,502
   225,000  Unilever Plc............................     2,054,115
                                                      ------------
                                                        27,453,530
                                                      ------------
            VENEZUELA--0.2%
    20,180  Cia Anonima Telefonos de
              Venezuela--ADR........................       287,161
                                                      ------------
            TOTAL FOREIGN COMMON STOCKS (Cost
              $148,732,496).........................   134,185,927
                                                      ------------

   PAR
  AMOUNT                                    COUPON   MATURITY
----------                                  ------  ----------
            SHORT-TERM INVESTMENTS--11.6%
$5,320,295  Fleet National Bank++.........  2.000%  07/03/2002    5,320,295
 4,545,818  Merrill Lynch++...............  2.040%  07/01/2002    4,545,818
 2,032,558  Merrimac Money Market
              Fund++......................  1.890%         N/A    2,032,558
 1,818,327  National City Bank++..........  1.820%  01/23/2003    1,818,327
 2,272,909  U.S. Bank NA++................  1.800%  11/06/2002    2,272,909
                                                                -----------
            TOTAL SHORT-TERM INVESTMENTS--(Cost
              $15,989,907)....................................   15,989,907
                                                                -----------
            TOTAL INVESTMENTS AT MARKET VALUE--109.4%
              (Cost $164,722,403).............................  150,175,834
            OTHER LIABILITIES IN EXCESS OF ASSETS--(9.4%).....  (12,926,532)
                                                                -----------
            NET ASSETS--100.0%................................  $137,249,302
                                                                ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR--American Depositary Receipt
*    Non-Income Producing Security
+    Denotes all or a portion of security on loan (Note 1).
++   Represents collateral received from securities lending transactions.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2002

   At June 30, 2002, industry sector diversification of the Brandes International Equity Fund's investments as a percentage of net assets was as follows:

                                                    PERCENTAGE
                                                      OF NET
                 INDUSTRY SECTOR                      ASSETS
                 ---------------                    ----------
Banking...........................................      16.4%
Oil & Gas.........................................       9.5%
Telephone Systems.................................       8.6%
Communications....................................       7.6%
Electric Utilities................................       5.5%
Beverages, Food & Tobacco.........................       5.4%
Aerospace & Defense...............................       5.1%
Chemicals.........................................       4.9%
Metals............................................       4.5%
Electronics.......................................       4.1%
Retailers.........................................       3.6%
Industrial--Diversified...........................       3.3%
Telecommunications................................       2.9%
Financial Services................................       2.6%
Heavy Machinery...................................       2.5%
Conglomerates.....................................       2.5%
Insurance.........................................       1.9%
Automotive........................................       1.9%
Pharmaceuticals...................................       1.7%
Electrical Equipment..............................       1.5%
Media--Broadcasting & Publishing..................       1.0%
Commercial Services...............................       0.8%
                                                     -------
                                                        97.8%
                                                     =======

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            COMMON STOCKS--97.5%
            AEROSPACE & DEFENSE--0.7%
     8,770  Level 3 Communications Holdings,
              Inc.*.................................  $   473,580
                                                      -----------
            AUTOMOTIVE--2.3%
    19,540  Harley-Davidson, Inc....................    1,001,816
     4,350  SPX Corp.*..............................      511,125
                                                      -----------
                                                        1,512,941
                                                      -----------
            BANKING--7.4%
    16,650  Bank of America Corp.+..................    1,171,494
    13,230  Capital One Financial Corp..............      807,691
    11,390  Fifth Third Bancorp.....................      759,143
    22,810  Washington Mutual, Inc..................      846,479
    24,595  Wells Fargo Co..........................    1,231,226
                                                      -----------
                                                        4,816,033
                                                      -----------
            BEVERAGES, FOOD & TOBACCO--7.1%
    16,890  Coca-Cola Co............................      945,840
    33,630  ConAgra.................................      929,869
    21,030  Kellogg Co..............................      754,136
    26,660  Pepsico, Inc............................    1,285,012
    16,270  Philip Morris Co........................      710,674
                                                      -----------
                                                        4,625,531
                                                      -----------
            BUILDING MATERIALS--1.6%
    39,360  Masco Corp..............................    1,067,050
                                                      -----------
            COMMERCIAL SERVICES--5.0%
    25,500  Accenture, Ltd.--Class A*...............      484,500
     9,260  Apollo Group, Inc.--Class A*............      364,937
    42,430  Cendant Corp.*+.........................      673,788
    32,060  Concord EFS, Inc.*......................      966,288
    12,590  eBay, Inc.*+............................      775,796
                                                      -----------
                                                        3,265,309
                                                      -----------
            COMPUTER SOFTWARE & PROCESSING--9.7%
    11,430  Bisys Group, Inc.*......................      380,619
    10,150  Computer Sciences Corp.*+...............      485,170
    12,250  DST Systems, Inc.*......................      559,947
    10,730  Electronic Arts, Inc.*..................      708,716
    26,800  First Data Corp.........................      996,960
     5,610  Fiserv, Inc.*...........................      205,943
                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            COMPUTER SOFTWARE &
            PROCESSING (CONTINUED)
    50,790  Microsoft Corp.*........................  $ 2,778,213
     8,490  Sungard Data Systems, Inc.*.............      224,815
                                                      -----------
                                                        6,340,383
                                                      -----------
            COMPUTERS & INFORMATION--4.0%
    89,040  Cisco Systems, Inc.*....................    1,242,108
    40,870  Dell Computer Corp.*....................    1,068,342
    19,520  Hewlett-Packard Co......................      298,266
                                                      -----------
                                                        2,608,716
                                                      -----------
            DIVERSIFIED MANUFACTURING
            OPERATIONS--3.6%
     8,570  3M Co...................................    1,054,110
    44,740  General Electric Co.....................    1,299,697
                                                      -----------
                                                        2,353,807
                                                      -----------
            ELECTRIC UTILITIES--4.5%
    14,960  DTE Energy Co...........................      667,814
    36,480  Edison International*...................      620,160
    15,640  Entergy Corp............................      663,762
     9,400  Progress Energy, Inc....................      488,894
     9,480  TXU Corp................................      488,694
                                                      -----------
                                                        2,929,324
                                                      -----------
            ELECTRONICS--7.0%
    51,340  Applied Materials, Inc.*................      976,487
    22,060  Broadcom Corp.--Class A*+...............      386,932
    18,970  KLA-Tencor Corp.*.......................      834,490
    16,120  Molex, Inc.--Class A....................      442,172
    36,490  Motorola, Inc...........................      526,186
    54,922  Taiwan Semiconductor--ADR*+.............      713,986
    28,320  Texas Instruments, Inc..................      671,184
                                                      -----------
                                                        4,551,437
                                                      -----------
            FINANCIAL SERVICES--6.0%
    29,970  American Express Co.....................    1,088,510
    16,340  Bear Stearns Co., Inc.+.................    1,000,008
    13,330  Federal Home Loan Mortgage Corp.........      815,796
    16,380  Lehman Brothers Holdings, Inc...........    1,024,078
                                                      -----------
                                                        3,928,392
                                                      -----------
            FOREST PRODUCTS & PAPER--0.6%
     6,720  Weyerhaeuser Co.........................      429,072
                                                      -----------

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2002

                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            HEALTH CARE PROVIDERS--1.9%
    15,990  Caremax, Rx, Inc.*+.....................  $   263,835
    20,490  HCA--The Healthcare Corp................      973,275
                                                      -----------
                                                        1,237,110
                                                      -----------
            HOME CONSTRUCTION, FURNISHING &
            APPLIANCES--1.0%
    17,143  Home Depot..............................      629,662
                                                      -----------
            HOUSEHOLD PRODUCTS--1.6%
    11,830  Procter & Gamble Co.....................    1,056,419
                                                      -----------
            INSURANCE--1.4%
     8,620  Progressive Corp........................      498,667
    11,910  Prudential Financial, Inc.*.............      397,318
                                                      -----------
                                                          895,985
                                                      -----------
            LODGING--0.5%
     9,570  MGM Mirage, Inc.*.......................      322,987
                                                      -----------
            MEDIA--BROADCASTING & PUBLISHING--1.9%
    11,550  Gannett Co, Inc.........................      876,645
     9,120  Viacom, Inc.--Class B*..................      404,654
                                                      -----------
                                                        1,281,299
                                                      -----------
            MEDICAL--HMO--2.1%
    12,270  Anthem, Inc.*...........................      827,980
     5,680  UnitedHealth Group, Inc.................      520,004
                                                      -----------
                                                        1,347,984
                                                      -----------
            MEDICAL SUPPLIES--3.6%
    11,010  Baxter International, Inc...............      489,394
    15,430  Medtronics, Inc.........................      661,175
     7,700  St. Jude Medical, Inc.*.................      568,645
     8,960  Tenet Healthcare Corp.*.................      641,088
                                                      -----------
                                                        2,360,302
                                                      -----------
            OIL & GAS--8.7%
    14,450  BJ Services Co.*........................      489,566
                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            OIL & GAS (CONTINUED)
    15,360  Devon Energy Corp.+.....................  $   756,941
    12,150  Kerr-Mcgee Corp.........................      650,633
    12,650  Keyspan Corp............................      476,273
    11,700  Murphy Oil Corp.........................      965,250
     8,600  Nabors Industries, Ltd.*................      303,580
    29,190  Occidental Petroleum Corp...............      875,408
    14,120  Unocal Corp.............................      521,593
    14,650  Weatherford International, Ltd.*+.......      632,880
                                                      -----------
                                                        5,672,124
                                                      -----------
            PHARMACEUTICALS--6.1%
    11,210  AmerisourceBergen Corp.+................      851,960
    10,150  Amgen, Inc.*............................      425,082
     4,560  Forest Laboratories, Inc.*..............      322,848
    17,100  Johnson & Johnson.......................      893,646
    10,620  MedImmune, Inc.*........................      280,368
    35,110  Pfizer, Inc.............................    1,228,850
                                                      -----------
                                                        4,002,754
                                                      -----------
            RESTAURANTS--0.6%
    17,140  Starbucks Corp.*........................      425,929
                                                      -----------
            RETAILERS--7.3%
     9,060  Best Buy Co., Inc.*.....................      328,878
    22,110  CVS Corp................................      676,566
    11,870  Kohl's Corp.*...........................      831,850
    15,440  Sears, Reobuck & Co.....................      838,392
    16,320  The Limited, Inc........................      347,616
    31,690  Wal-Mart Stores, Inc....................    1,743,267
                                                      -----------
                                                        4,766,569
                                                      -----------
            TELEPHONE SYSTEMS--1.3%
    27,630  SBC Communications, Inc.................      842,715
                                                      -----------
            TOTAL COMMON STOCKS (Cost
              $65,385,302)..........................   63,743,414
                                                      -----------

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2002

                                                 EXPIRATION     VALUE
  SHARES                                            DATE      (NOTE 1)
----------                                       ----------  -----------
            WARRANTS--0.0%
        15  Per-Se Technologies, Inc.
              (Cost $0)*.......................  07/08/2003  $         1
                                                             -----------

   PAR
  AMOUNT                                    COUPON   MATURITY
----------                                  ------  ----------
            SHORT-TERM INVESTMENTS--8.6%
$1,784,680  Fleet National Bank++.........  2.000%  07/03/2002   1,784,680
 1,597,030  Merrill Lynch++...............  2.040%  07/01/2002   1,597,030
   798,515  Merrimac Money Market
              Fund++......................  1.890%        N/A      798,515
   638,812  National City Bank++..........  1.820%  01/23/2003     638,812
   798,515  U.S. Bank NA++................  1.800%  11/06/2002     798,515
                                                                ----------
            TOTAL SHORT-TERM INVESTMENTS--(Cost $5,617,552)...   5,617,552
                                                                ----------
            TOTAL INVESTMENTS AT MARKET VALUE--106.1%
              (Cost $71,002,854)..............................  69,360,967
            OTHER LIABILITIES IN EXCESS OF ASSETS--(6.1%).....  (3,993,320)
                                                                ----------
            NET ASSETS--100.0%................................  $65,367,647
                                                                ==========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

*    Non-Income Producing Security
+    Denotes all or a portion of security on loan (Note 1).
++   Represents collateral received from securities lending transactions.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            COMMON STOCKS--86.7%
            AEROSPACE & DEFENSE--0.3%
    30,500  Orbital Sciences Corp.*+................  $   243,085
                                                      -----------
            AUTOMOTIVE--1.4%
    30,800  Autoliv, Inc............................      776,160
    28,400  Impco Technologies, Inc.*+..............      372,040
                                                      -----------
                                                        1,148,200
                                                      -----------
            CHEMICALS--2.1%
    36,100  Agrium, Inc.............................      339,340
    22,200  B.F. Goodrich Co........................      606,504
    51,800  IMC Global, Inc.........................      647,500
     2,900  Scotts Company--Class A*................      131,660
                                                      -----------
                                                        1,725,004
                                                      -----------
            COMMERCIAL SERVICES--11.0%
    24,000  Bright Horizons Family Solutions,
              Inc.*+................................      794,640
    36,500  Core Laboratories N.V.*.................      438,730
     9,000  DiamondCluster International,
              Inc.--Class A*........................       53,820
    45,700  EGL, Inc.*+.............................      775,072
    34,100  Fluor Corp..............................    1,328,195
    23,200  Jacobs Engineering Group*...............      806,896
    19,200  KPMG Consulting, Inc.*..................      285,312
   121,500  Lo-Jack Corp.*..........................      425,250
    22,800  Massey Energy Co........................      289,560
    14,100  Omnicare, Inc...........................      370,266
    25,700  On Assignment, Inc.*....................      457,460
    11,400  Rent -A- Center, Inc.*..................      661,314
    35,700  Republic Services, Inc.--Class A*.......      680,799
    29,200  Ritchie Bros. Auctioneers*..............      911,332
    13,700  Waste Connections, Inc.*+...............      427,988
    55,800  Wind River Systems, Inc.*...............      279,558
                                                      -----------
                                                        8,986,192
                                                      -----------
            COMMUNICATIONS--3.1%
     5,200  Advanced Fibre Communication*...........       86,008
    14,300  Andrew Corp.*+..........................      213,356
   111,500  Arris Group, Inc.*......................      499,520
    90,400  Aspect Communications Corp.*............      289,280
    41,200  CIENA Corp.*............................      172,628
    56,700  Harmonic, Inc.*.........................      207,465
    21,000  McDATA Corp.--Class B*+.................      186,900
                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            COMMUNICATIONS (CONTINUED)
    71,800  Powerwave Technologies, Inc.*+..........  $   657,688
    87,600  Sonus Networks, Inc.*...................      176,952
                                                      -----------
                                                        2,489,797
                                                      -----------
            COMPUTER SOFTWARE & PROCESSING--6.6%
    58,100  Acxiom Corp.*+..........................    1,016,169
    68,200  Ansoft Corp.*...........................      401,016
   119,000  Cnet Networks, Inc.*....................      236,810
    16,000  Documentum, Inc.*.......................      192,000
    67,900  E.piphany, Inc.*........................      298,081
    48,100  Informatica Corp.*......................      341,029
    61,900  Information Resources, Inc.*............      581,179
    92,900  Interwoven, Inc.*.......................      283,345
    87,200  Legato Systems, Inc.*...................      313,920
    15,700  Optimal Robotics Corp.*+................      114,453
    54,800  Parametric Technology Co.*..............      187,964
    24,100  Perot Systems Corp.--Class A*+..........      262,449
    39,200  Plumtree Software, Inc.*................      195,216
    20,600  RadiSys Corp.*..........................      239,578
    19,200  Sykes Enterprises, Inc.*................      154,752
    54,400  TIBCO Software, Inc.*...................      302,464
    29,300  webMethods, Inc.*.......................      290,070
                                                      -----------
                                                        5,410,495
                                                      -----------
            COMPUTERS & INFORMATION--2.5%
    50,900  Apple Computer, Inc.*...................      901,948
    20,700  Cirrus Logic, Inc.*.....................      152,559
    19,600  Diebold, Inc............................      729,904
     9,800  Seagate Technology International, Inc.,
              Rights*...............................            0
    28,500  Symbol Technologies, Inc................      242,250
                                                      -----------
                                                        2,026,661
                                                      -----------
            CONTAINERS & PACKAGING--2.9%
   229,100  Crown Cork & Seal, Inc.*+...............    1,569,335
    32,000  Pactiv Corp.*...........................      761,600
                                                      -----------
                                                        2,330,935
                                                      -----------
            ELECTRIC UTILITIES--0.5%
    49,600  Citizens Communications Co.*+...........      414,656
                                                      -----------
            ELECTRICAL EQUIPMENT--6.2%
    41,200  Active Power, Inc.*.....................      148,732
    89,300  Artesyn Technologies, Inc.*.............      583,129
    17,400  C&D Technologies, Inc...................      313,548

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2002

                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            ELECTRICAL EQUIPMENT (CONTINUED)
   273,600  Graftech International, Ltd.*...........  $ 3,365,280
    52,600  SBS Technologies, Inc.*.................      644,298
                                                      -----------
                                                        5,054,987
                                                      -----------
            ELECTRONICS--11.5%
    77,500  Agere Systems, Inc.*....................      108,500
    25,400  American Power Conversion Corp.*........      320,802
    10,800  Analog Devices, Inc.*...................      320,760
    24,200  Anaren Microwave, Inc.*.................      209,088
    38,500  Applied Micro Circuits Corp.*...........      182,105
    54,200  Atmel Corp.*+...........................      339,292
    12,900  Benchmark Electronics, Inc.*............      374,100
    41,100  Chippac, Inc.--Class A*.................      253,998
    44,100  Cree, Inc.*+............................      583,443
    23,900  Cypress Semiconductor Corp.*............      362,802
   104,100  Gemstar-TV Guide International, Inc.*...      561,099
    24,100  Harman International Industries, Inc....    1,186,925
     9,900  Harris Corp.............................      358,776
    11,400  Hutchinson Technology, Inc.*+...........      178,296
    28,780  Lattice Semiconductor Corp.*............      250,098
    31,660  LSI Logic Corp.*........................      277,025
    15,900  LTX Corp.*+.............................      227,052
     8,200  Mercury Computer Systems, Inc.*.........      169,740
    42,700  Microsemi Corp.*........................      281,820
    22,100  Mykrolis Corp.*.........................      261,001
     8,700  National Semiconductor Corp.*...........      253,779
    23,500  Oak Technology, Inc.*...................      106,455
    32,600  Power Integrations, Inc.*...............      590,712
    53,200  Power-One, Inc.*........................      330,904
    20,900  Read-Rite Corp.*........................       10,032
    79,200  Sanmina-Sci Corp.*......................      499,752
    30,900  SIPEX Corp.*+...........................      151,070
    40,960  Trimble Navigation, Ltd.*+..............      634,880
                                                      -----------
                                                        9,384,306
                                                      -----------
            ENTERTAINMENT & LEISURE--2.9%
    31,500  Callaway Golf Co.+......................      498,960
    87,000  Hasbro, Inc.............................    1,179,720
    48,200  Six Flags, Inc.*+.......................      696,490
                                                      -----------
                                                        2,375,170
                                                      -----------
                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            FINANCIAL SERVICES--2.7%
    52,600  Ameritrade Holding Corp.*...............  $   240,908
    91,400  E*TRADE Group, Inc.*....................      499,044
    25,650  Investment Technology Group, Inc.*......      838,755
    42,000  Knight Trading Group, Inc.*.............      220,080
    18,500  Waddell & Reed Financial, Inc.--Class
              A.....................................      424,020
                                                      -----------
                                                        2,222,807
                                                      -----------
            FOREST PRODUCTS & PAPER--2.5%
    67,200  Packaging Corp. of America*.............    1,336,608
    47,600  Smurfit-Stone Container Corp.*..........      733,992
                                                      -----------
                                                        2,070,600
                                                      -----------
            HEALTH CARE PROVIDERS--0.9%
    15,200  Express Scripts, Inc.--Class A*+........      761,672
                                                      -----------
            HEAVY CONSTRUCTION--2.5%
    48,200  Chicago Bridge & Iron Co., N.V..........    1,358,758
    41,500  Willbros Group, Inc.*...................      705,500
                                                      -----------
                                                        2,064,258
                                                      -----------
            HEAVY MACHINERY--2.8%
    32,393  Albany International Corp.--Class A.....      871,696
    23,800  Flowserve Corp.*........................      709,240
    19,100  Kaydon Corp.............................      450,951
    13,000  Lam Research Corp.*.....................      233,740
                                                      -----------
                                                        2,265,627
                                                      -----------
            INSURANCE--1.0%
    21,000  HCC Insurance Holdings, Inc.+...........      553,350
     7,200  Willis Group Holdings, Ltd.*+...........      236,952
                                                      -----------
                                                          790,302
                                                      -----------
            MEDICAL & BIO-TECHNOLOGY--0.2%
     4,400  Cambrex Corp............................      176,440
                                                      -----------
            MEDICAL SUPPLIES--3.0%
    15,500  Applera Corp.--Applied Biosystems
              Group.................................      302,095
    79,200  Endocardial Solutions, Inc.*............      601,128
    24,500  Intermagnetics General Corp.*...........      494,900
    12,200  PerkinElmer, Inc........................      134,810

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2002

                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            MEDICAL SUPPLIES (CONTINUED)
     3,600  Roper Industries, Inc...................  $   134,280
    41,600  STERIS Corp.*...........................      794,976
                                                      -----------
                                                        2,462,189
                                                      -----------
            METALS--3.0%
    25,980  AK Steel Holding Corp.*.................      332,804
    54,850  Allegheny Technologies, Inc.+...........      866,630
    11,160  Liquidmetal Technologies*+..............      129,456
    35,900  Northwest Pipe Co.*.....................      840,419
    15,500  Watts Industries, Inc.--Class A.........      307,675
                                                      -----------
                                                        2,476,984
                                                      -----------
            MINING--0.6%
    21,600  Arch Coal, Inc..........................      490,536
                                                      -----------
            OIL & GAS--6.3%
     7,200  Anadarko Petroleum Corp.................      354,960
    38,800  Chiles Offshore, Inc.*..................      940,900
     3,700  Encana Corp.............................      113,220
    13,380  Noble Corp.*............................      516,468
    65,200  Ocean Energy, Inc.......................    1,412,884
    17,900  Swift Energy Co.*.......................      282,641
    21,400  Talisman Energy, Inc....................      966,210
    16,100  Transocean Sedco Forex, Inc.............      501,515
                                                      -----------
                                                        5,088,798
                                                      -----------
            PHARMACEUTICALS--1.0%
    17,600  IDEXX Laboratories, Inc.................      453,904
    23,600  Parexel International Corp..............      328,276
                                                      -----------
                                                          782,180
                                                      -----------
                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            REAL ESTATE--0.3%
    44,100  Stewart Enterprises, Inc.*..............  $   280,917
                                                      -----------
            RESTAURANTS--0.6%
    17,100  Triarc Co.*.............................      471,960
                                                      -----------
            RETAILERS--2.9%
    24,000  American Eagle Outfitters, Inc.*+.......      507,360
     6,300  BJ's Wholesale Club, Inc.*+.............      242,550
    31,700  Dollar Tree Stores, Inc.*+..............    1,249,297
    19,900  Factory 2-U Stores, Inc.*+..............      275,615
     6,800  Marinemax, Inc.*........................       88,060
                                                      -----------
                                                        2,362,882
                                                      -----------
            TELEPHONE SYSTEMS--0.2%
    51,600  Broadwing, Inc.*........................      134,160
                                                      -----------
            TEXTILES, CLOTHING & FABRICS--2.9%
    50,700  Delta & Pine Land Co....................    1,019,070
   121,200  Unifi, Inc.*............................    1,321,080
                                                      -----------
                                                        2,340,150
                                                      -----------
            TRANSPORTATION--2.3%
    22,000  Kirby Corp.*............................      537,900
    10,500  Swift Transportation Co., Inc.*.........      244,650
    73,680  Wabtec Corp.............................    1,049,940
                                                      -----------
                                                        1,832,490
                                                      -----------
            TOTAL COMMON STOCKS (Cost
              $75,444,717)..........................   70,664,440
                                                      -----------

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2002

   PAR                                                             VALUE
  AMOUNT                                    COUPON   MATURITY    (NOTE 1)
----------                                  ------  ----------  -----------
            SHORT-TERM INVESTMENTS--16.6%
$4,058,252  Fleet National Bank++.........  2.000%  07/03/2002  $ 4,058,252
 3,846,634  Merrill Lynch++...............  2.040%  07/01/2002    3,846,634
 2,163,668  Merrimac Money Market
              Fund++......................  1.890%         N/A    2,163,668
 1,538,654  National City Bank++..........  1.820%  01/23/2003    1,538,654
 1,923,316  U.S. Bank NA++................  1.800%  11/06/2002    1,923,316
                                                                -----------
            TOTAL SHORT-TERM INVESTMENTS--(Cost
              $13,530,524)....................................   13,530,524
                                                                -----------
            TOTAL INVESTMENTS AT MARKET VALUE--103.3%
              (Cost $88,975,241)..............................   84,194,964
            OTHER LIABILITIES IN EXCESS OF ASSETS--(3.3%).....   (2,708,043)
                                                                -----------
            NET ASSETS--100.0%................................  $81,486,921
                                                                ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

*    Non-Income Producing Security
+    Denotes all or a portion of security on loan (Note 1).
++   Represents collateral received from securities lending transactions.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

CLIFTON ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

   PAR                                                           VALUE
  AMOUNT                                    COUPON  MATURITY   (NOTE 1)
----------                                  ------  --------  -----------
            DOMESTIC BONDS & DEBT
            SECURITIES--83.4%
            ASSET BACKED SECURITIES--36.5%
$  600,000  Brazos Student Loan Finance
              Corp., Ser. 1994-A, Class B1
              (FR)........................  3.130%  06/01/19  $   600,033
   151,952  Centex Home Equity, Ser.
              2001-A, Class A1............  5.640%  02/25/16      151,976
   138,411  Chevy Chase Auto Receivables
              Trust, Ser. 1998-1, Class
              A...........................  5.970%  10/20/04      138,843
   330,809  CIT RV Trust, Ser. 1996-A,
              Class A.....................  5.400%  12/15/11      337,584
   413,958  Daimler Chrysler Auto Trust,
              Ser. 2000-E, Class A2.......  6.210%  12/08/03      417,817
   553,688  Dealer Auto Receivables Trust,
              Ser.2000-1, Class A3 (FR)...  7.070%  05/17/04      562,166
 1,000,000  First Security Auto Owner
              Trust, Ser. 2000-1, Class
              A4..........................  7.400%  10/17/05    1,051,959
   167,262  Ikon Receivables LLC, Ser.
              1999-1, Class A3............  5.990%  05/15/05      167,366
     1,732  IMC Home Equity Loan Trust,
              Ser. 1996-4, Class A4.......  7.110%  08/25/14        1,731
 1,000,000  Isuzu Auto Owner Trust, Ser.
              2001-1, Class A3............  4.880%  11/22/04    1,022,023
 1,000,000  Metris Master Trust, Ser.
              2000-2, Class B (FR)........  2.339%  01/22/07      993,334
   600,000  National Premier Financial
              Services, Inc., Ser. 2000-2,
              Class B (FR) (144A).........  2.561%  10/01/03      601,031
 1,000,000  National Premier Financial
              Services, Inc., Ser.
              2001-2A, Class A (FR)
              (144A)......................  3.238%  06/01/04      999,687
   319,390  Navistar Financial Corp. Owner
              Trust, Ser. 2001-A, Class
              A2..........................  4.470%  03/15/04      319,840
   622,000  Nellie Mae, Inc., Ser. 1996-1,
              Class CTFS (FR).............  2.485%  12/15/18      628,525
   932,724  Norwest Asset Securities
              Corp., Ser. 1999-16, Class
              A2..........................  6.000%  06/25/29      947,007
 1,000,000  ORIX Credit Alliance Owner
              Trust, Ser. 2000-A, Class
              A4..........................  7.280%  03/15/05    1,016,395
 1,000,000  People's Bank Credit Card
              Master Trust, Ser. 1997-2,
              Class B (FR)................  2.150%  04/15/05    1,000,603
 1,051,439  Residential Asset Securities
              Corp., Ser. 1999-KS4, Class
              AI3.........................  6.940%  04/25/25    1,079,839
   750,000  Residential Asset Securities
              Corp., Ser. 1999A-RS1, Class
              AI2.........................  6.570%  10/25/29      761,953
   500,000  Team Fleet Financing Corp.,
              Ser. 1999-3A, Class B
              (144A)......................  6.900%  07/25/03      467,813
    16,000  Tiers Amex Semiconductor Trust
              Certificates, Ser.
              2000-2014...................          11/22/05      139,600
    18,900  Tiers Amex Telecom Trust
              Certificates, Ser. 2000-7...          03/21/05      164,619
    70,700  Tiers NASDAQ 100 Trust
              Certificates, Ser.
              2000-3+.....................          07/29/05      636,300
   101,513  WFS Financial Owner Trust,
              Ser. 1998-C, Class A4.......  5.750%  08/20/03      102,140
                                                              -----------
                                                               14,310,184
                                                              -----------
            CORPORATE DEBT--19.4%
 1,500,000  CIT Group, Inc. (FR)..........  2.506%  02/28/03    1,492,500
 1,000,000  Ford Motor Credit Co. (FR)....  2.120%  07/19/04      974,568
 1,250,000  General Motors Acceptance
              Corp. (FR)..................  2.299%  07/21/04    1,238,700
 1,350,000  Household Finance Corp.
              (FR)........................  2.170%  06/17/05    1,324,601
   500,000  Toronto-Dominion Bank--NY
              (FR)........................  4.100%  08/04/03      511,071
 3,800,000  Verizon Global Funding
              Corp........................   =/=    05/15/21    2,059,980
                                                              -----------
                                                                7,601,420
                                                              -----------
            MORTGAGE BACKED SECURITIES--19.3%
   272,358  Bear Stearns Commercial
              Mortgage Securities, Ser.
              1999-CLF1 Class A1..........  6.730%  05/20/30      278,145
   589,180  Chase Funding Mortgage Loan,
              Ser. 1998-2, Class IA3......  5.980%  04/25/22      594,841
   500,000  Credit Suisse First Boston
              Mortgage Securities, Ser.
              2001-FL2A, Class B (FR)
              (144A)......................  2.240%  09/15/13      497,500
   101,434  EQCC Home Equity Loan Trust,
              Ser. 1999-2, Class A2F......  6.223%  06/25/11      101,411
   417,212  Federal Home Loan Mortgage
              Corp., #847013 (FR).........  5.880%  08/01/30      433,836

   The accompanying notes are an integral part of these financial statements.

CLIFTON ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2002

   PAR                                                           VALUE
  AMOUNT                                    COUPON  MATURITY   (NOTE 1)
----------                                  ------  --------  -----------
            MORTGAGE BACKED
            SECURITIES (CONTINUED)
$  726,972  Federal Home Loan Mortgage
              Corp., #847026 (FR).........  5.611%  11/02/30  $   755,597
   216,947  Federal Home Loan Mortgage
              Corp., Ser. 1544, Class L
              (FR)........................  3.880%  07/15/08      215,343
   268,577  Federal Home Loan Mortgage
              Corp., Ser. 1554, Class LA
              (FR)........................  3.880%  08/15/08      267,813
   166,575  Federal Home Loan Mortgage
              Corp., Ser. 1559, Class
              VP..........................  5.500%  02/15/20      167,631
   185,254  Federal Home Loan Mortgage
              Corp., Ser. 1716, Class
              PL..........................  6.170%  09/15/07      186,089
   414,871  Federal Home Loan Mortgage
              Corp., Ser. 1799, Class A...  5.977%  10/15/06      434,059
     5,873  Federal National Mortgage
              Association, Ser. 1998-43,
              Class FC (FR)...............  2.189%  07/18/28        5,876
   750,000  Federal National Mortgage
              Association, Ser. 2001-53,
              Class PE, CMO PAC-1(11).....  5.500%  11/25/14      769,032
   938,316  Federal National Mortgage
              Association, Ser. G92-66,
              Class J.....................  7.000%  11/25/21      963,688
   198,802  General Electric Capital
              Mortgage Services, Inc.,
              Ser. 1993-16, Class A7......  6.250%  12/25/23      198,813
   681,995  PNC Mortgage Securities Corp.,
              Ser. 1998-10, Class 1A17....  6.500%  12/25/28      694,895
    84,826  Residential Funding Mortgage
              Securities Ser. 1999-S5,
              Class A2....................  6.000%  02/25/29       84,859
   918,526  Wells Fargo Mortgage Backed
              Securities Trust, Ser.
              2001-31, Class A12..........  5.500%  01/25/32      935,165
                                                              -----------
                                                                7,584,593
                                                              -----------
            EQUITY LINKED SECURITIES--8.2%
    46,400  Bear Stearns, S&P 500 Index
              Equity Linked Notes.........          05/20/03      208,800
    13,100  Lehman Brothers, S&P 500 Index
              (SUNS)......................          02/05/07      112,660
     4,000  Merril Lynch, Biotech HOLDRS
              Index (MITTS)...............          08/03/07       32,380
    63,300  Merrill Lynch, Nikkei 225
              Index (MITTS)...............          09/20/02      627,303
     1,000  Merrill Lynch, Nikkei 225
              Index (MITTS)+..............          03/30/07        8,100
    31,100  Merrill Lynch, U.S. Domestic
              Master Index Equity Linked
              Notes.......................          12/19/02      656,210
     5,900  Morgan Stanley, S&P 500 Index
              (BRIDGES)...................          12/31/03       60,770
   124,900  Salomon Smith Barney, Nikkei
              225 Index, Equity Linked
              Notes.......................          08/20/02    1,242,755
    15,900  Salomon Smith Barney, S&P 500
              Index, Equity Linked
              Notes.......................          01/01/03      256,149
     1,100  Salomon Smith Barney, S&P 500
              Index, Equity Linked
              Notes.......................          12/30/05           99
                                                              -----------
                                                                3,205,226
                                                              -----------
            TOTAL DOMESTIC BONDS & DEBT SECURITIES (Cost
              $32,675,046)..................................   32,701,423
                                                              -----------

  SHARES
----------
            INVESTMENT COMPANIES--3.4%
   105,900  Nations Government Income Term Trust
              2003..................................   1,073,826
    27,000  Nations Government Income Term Trust
              2004..................................     274,590
                                                      ----------
            TOTAL INVESTMENT COMPANIES--(Cost
              $1,335,810)...........................   1,348,416
                                                      ----------
            COMMON STOCKS--0.1%
     2,960  EMC Corp.+..............................      22,348
                                                      ----------
            TOTAL COMMON STOCKS--(Cost $50,531).....      22,348
                                                      ----------

   The accompanying notes are an integral part of these financial statements.

CLIFTON ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2002

                                STRIKE  EXPIRATION                 VALUE
                                PRICE      DATE     CONTRACTS    (NOTE 1)
                                ------  ----------  ---------  -------------
PURCHASED PUT OPTIONS--0.1%
EMC Corp......................  $20.00   01/18/03        20     $    25,000
                                                                -----------
TOTAL PURCHASED PUT OPTIONS (Cost $20,500)...................        25,000
                                                                -----------

   PAR
  AMOUNT                                    COUPON  MATURITY
----------                                  ------  --------
            SHORT-TERM INVESTMENTS--1.7%
$   11,756  Fleet National Bank++.........  2.000%  07/03/02       11,756
    10,518  Merrill Lynch++...............  2.040%  07/01/02       10,518
     5,259  Merrimac Money Market
              Fund++......................  1.890%      N/A         5,259
     4,207  National City Bank++..........  1.820%  01/23/03        4,207
     5,260  U.S. Bank NA++................  1.800%  11/06/02        5,260
    20,000  U.S. Treasury Bill(a)+++......  1.650%  07/11/02       19,989
    90,000  U.S. Treasury Bill(a)+++......  1.660%  07/11/02       89,950
   175,000  U.S. Treasury Bill(a)+++......  1.700%  07/11/02      174,901
   195,000  U.S. Treasury Bill(a)+++......  1.650%  08/15/02      194,580
    15,000  U.S. Treasury Bill(a)+++......  1.700%  08/15/02       14,967
   135,000  U.S. Treasury Bill(a)+++......  1.710%  08/15/02      134,698
                                                              -----------
            TOTAL SHORT-TERM INVESTMENTS--(Cost $666,085)...      666,085
                                                              -----------
            TOTAL INVESTMENTS AT MARKET VALUE--88.7%
              (Cost $34,747,972)............................   34,763,272
            OTHER ASSETS IN EXCESS OF LIABILITIES--11.3%....    4,446,026
                                                              -----------
            NET ASSETS--100.00%.............................  $39,209,298
                                                              ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

FR--Floating Rate Securities
MITTS--Market Index Target-Term Securities
BRIDGES--Broad Index Guarded Equity-Linked Securities
SUNS--Stock Upside Note Securities
CMO--Collateralized Mortgage Obligation
PAC--Planned Amortization Class
HOLDRS--Holding Company Depositary Receipts
144A--Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*    Non-Income Producing Security
+    Denotes all or a portion of security on loan (Note 1).
++   Represents collateral received from securities lending transactions.
+++  Rate noted is yield to maturity.
=/=  Zero coupon bond
(a)  Held as collateral for open futures contracts (Note 5).
Percentages indicated are based on net assets

   The accompanying notes are an integral part of these financial statements.

BUSINESS OPPORTUNITY VALUE FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         COMMON STOCKS--95.4%
         AEROSPACE & DEFENSE--6.5%
  2,100  General Dynamics........................  $   223,335
  4,500  Honeywell International, Inc............      158,535
  2,400  Northrop Grumman Corp...................      300,000
                                                   -----------
                                                       681,870
                                                   -----------
         BANKING--10.8%
  3,200  Bank of America Corp....................      225,152
  3,100  Household International, Inc............      154,070
  6,000  Mellon Financial Corp...................      188,580
  2,300  PNC Bank Corp...........................      120,244
  3,100  SLM Corp................................      300,390
  2,900  Wells Fargo Co..........................      145,174
                                                   -----------
                                                     1,133,610
                                                   -----------
         CHEMICALS--3.1%
  4,900  Dow Chemical Co.........................      168,462
  3,600  Dupont (E.I.) de Nemours................      159,840
                                                   -----------
                                                       328,302
                                                   -----------
         COMMERCIAL SERVICES--4.6%
 14,100  Cendant Corp.*..........................      223,908
  9,800  Waste Management, Inc...................      255,290
                                                   -----------
                                                       479,198
                                                   -----------
         COMPUTER SOFTWARE & PROCESSING--4.8%
  6,300  Computer Sciences Corp.*................      301,140
  5,400  Electronic Data Systems Corp............      200,610
                                                   -----------
                                                       501,750
                                                   -----------
         COMPUTERS & INFORMATION--1.6%
  2,300  International Business Machines Corp....      165,600
                                                   -----------
         ELECTRONICS--3.2%
 15,100  Motorola, Inc...........................      217,742
  3,000  Raytheon Co.............................      122,250
                                                   -----------
                                                       339,992
                                                   -----------
         FINANCIAL SERVICES--12.8%
  9,300  Citigroup, Inc..........................      360,375
  3,400  Federal Home Loan Mortgage Corp.........      208,080
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         FINANCIAL SERVICES (CONTINUED)
  5,100  Franklin Resources, Inc.................  $   217,464
  3,400  Lehman Brothers Holdings, Inc...........      212,568
  7,200  MBNA Corp...............................      238,104
  2,400  Morgan Stanley, Dean Witter & Co........      103,392
                                                   -----------
                                                     1,339,983
                                                   -----------
         FOREST PRODUCTS & PAPER--7.8%
  5,600  International Paper Co..................      244,048
  4,900  Kimberly-Clark Corp.....................      303,800
  4,200  Weyerhaeuser Co.........................      268,170
                                                   -----------
                                                       816,018
                                                   -----------
         HEAVY MACHINERY--1.5%
  3,300  Deere & Co..............................      158,070
                                                   -----------
         INSURANCE--20.2%
  4,300  Ace, Ltd................................      135,880
  8,900  Aon Corp................................      262,372
  2,000  Chubb Corp..............................      141,600
  3,700  CIGNA Corp..............................      360,454
  5,000  Hartford Financial Services Group,
           Inc...................................      297,350
  6,100  Lincoln National Corp...................      256,200
  3,400  Marsh & McLennan Co., Inc...............      328,440
  8,600  St. Paul Co., Inc.......................      334,712
                                                   -----------
                                                     2,117,008
                                                   -----------
         MEDIA--BROADCASTING & PUBLISHING--1.2%
  5,300  Comcast Corp.--Class A*.................      126,352
                                                   -----------
         MEDICAL SUPPLIES--7.5%
 10,500  Boston Scientific Corp.*................      307,860
  8,000  Guidant Corp.*..........................      241,840
  3,300  Tenet Healthcare Corp.*.................      236,115
                                                   -----------
                                                       785,815
                                                   -----------
         OIL & GAS--5.7%
  3,100  Anadarko Petroleum Corp.................      152,830
  2,700  ChevronTexaco Corp......................      238,950
  3,500  Phillips Petroleum Co...................      206,080
                                                   -----------
                                                       597,860
                                                   -----------

   The accompanying notes are an integral part of these financial statements.

BUSINESS OPPORTUNITY VALUE FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2002

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         PHARMACEUTICALS--4.1%
  8,300  Biogen, Inc.*...........................  $   343,869
  4,300  Genzyme Corp.*..........................       82,732
                                                   -----------
                                                       426,601
                                                   -----------
         TOTAL INVESTMENTS AT MARKET VALUE--95.4%
           (Cost $10,492,461)....................    9,998,029
         OTHER ASSETS IN EXCESS OF
           LIABILITIES--4.6%.....................      487,448
                                                   -----------
         NET ASSETS--100.0%......................  $10,485,477
                                                   ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

*    Non-Income Producing Security
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2002

                              BRANDES                   FRONTIER CAPITAL  CLIFTON ENHANCED    BUSINESS
                           INTERNATIONAL  TURNER CORE     APPRECIATION      U.S. EQUITY      OPPORTUNITY
                            EQUITY FUND   GROWTH FUND         FUND              FUND         VALUE FUND
                           -------------  ------------  ----------------  ----------------  -------------
ASSETS:
  Investments, at value
    (Note 1)*/**--see
    accompanying
    Portfolio of
    Investments..........  $150,175,834   $69,360,967     $84,194,964       $34,763,272      $ 9,998,029
  Cash...................     2,541,701     1,408,818      11,345,485         3,591,777          478,868
  Cash denominated in
    foreign
    currencies***........       135,398            --              --                --               --
  Receivable from:
    Securities sold......            --     6,267,210         280,480         1,034,938               --
    Dividends and
      interest...........       675,278        69,869          17,611           109,032           15,038
    Investment Adviser,
      net (Note 2).......            --            --              --                --            8,806
                           ------------   ------------    -----------       -----------      -----------
        Total assets.....   153,528,211    77,106,864      95,838,540        39,499,019       10,500,741
                           ------------   ------------    -----------       -----------      -----------
LIABILITIES:
  Payable for:
    Securities
      purchased..........            --     6,035,936         592,290           110,053               --
    Investment Adviser,
      net (Note 2).......       247,095        57,262         194,567            31,519               --
    Payable for daily
      variation margin on
      open financial
      futures contracts
      (Note 5)...........            --            --              --            85,450               --
    Collateral for
      securities loaned
      (Note 1)...........    15,989,907     5,617,552      13,530,524            37,000               --
    Accrued expenses and
      other
      liabilities........        41,907        28,467          34,238            25,699           15,264
                           ------------   ------------    -----------       -----------      -----------
        Total
          liabilities....    16,278,909    11,739,217      14,351,619           289,721           15,264
                           ------------   ------------    -----------       -----------      -----------
NET ASSETS...............  $137,249,302   $65,367,647     $81,486,921       $39,209,298      $10,485,477
                           ============   ============    ===========       ===========      ===========
NET ASSETS CONSIST OF:
  Paid-in capital........  $148,527,843   $92,574,166     $96,235,376       $54,242,438       11,264,734
  Undistributed net
    investment income
    (distributions in
    excess of net
    investment income)...     1,385,926        72,411        (322,971)          338,116           26,135
  Accumulated net
    realized gain (loss)
    on investments,
    foreign currency
    transactions, and
    futures contracts....     1,854,905   (25,637,043)     (9,645,207)       (9,488,556)        (310,960)
  Net unrealized
    depreciation on
    investments, futures
    contracts, and net
    other assets.........   (14,519,372)   (1,641,887)     (4,780,277)       (5,882,700)        (494,432)
                           ------------   ------------    -----------       -----------      -----------
NET ASSETS...............  $137,249,302   $65,367,647     $81,486,921       $39,209,298      $10,485,477
                           ============   ============    ===========       ===========      ===========
SHARES OUTSTANDING.......    11,007,279     5,915,371       5,501,003         3,329,608        1,127,057
                           ============   ============    ===========       ===========      ===========
Net asset value, offering
  price and redemption
  price per share........  $      12.47   $     11.05     $     14.81       $     11.78      $      9.30
                           ============   ============    ===========       ===========      ===========

  * Cost of
    investments..........  $164,722,403   $71,002,854     $88,975,241       $34,747,972      $10,492,461
 ** Includes securities
    on loan with market
    values of............  $ 15,597,546   $ 5,462,553     $13,174,091       $    33,300      $        --
*** Cost of cash
    denominated in
    foreign currencies...  $    130,853   $        --     $        --       $        --      $        --

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE PERIOD ENDED JUNE 30, 2002

                              BRANDES                   FRONTIER CAPITAL  CLIFTON ENHANCED   BUSINESS
                           INTERNATIONAL  TURNER CORE     APPRECIATION      U.S. EQUITY     OPPORTUNITY
                            EQUITY FUND   GROWTH FUND         FUND              FUND        VALUE FUND
                           -------------  ------------  ----------------  ----------------  -----------
INVESTMENT INCOME:
  Interest*..............   $    59,533   $    15,844     $     29,238      $   571,228      $   3,161
  Dividends**............     1,954,914       259,547          119,441          120,401         61,704
                            -----------   ------------    ------------      -----------      ---------
        Total investment
          income.........     2,014,447       275,391          148,679          691,629         64,865
                            -----------   ------------    ------------      -----------      ---------
EXPENSES:
  Investment Advisory fee
    (Note 2).............       476,149       130,487          383,474           82,649         27,981
  Custody, fund
    accounting, transfer
    agent and
    administration
    fees.................       113,448        63,315           57,886           55,011         36,102
  Professional fees......        17,499        12,683           13,852           12,665         10,826
  Shareholder
    reporting............         7,732         3,034            5,552            3,002          1,476
  Directors' fees and
    expenses.............         7,014         2,744            5,031            2,714          1,338
  Other..................         6,320         5,322            5,855            5,317          4,548
                            -----------   ------------    ------------      -----------      ---------
        Total expenses...       628,162       217,585          471,650          161,358         82,271
                            -----------   ------------    ------------      -----------      ---------
  Less: Expenses
    reimbursable by the
    Adviser
    (Note 2).............            --       (14,605)              --          (23,624)       (43,541)
                            -----------   ------------    ------------      -----------      ---------
  Net operating
    expenses.............       628,162       202,980          471,650          137,734         38,730
                            -----------   ------------    ------------      -----------      ---------
NET INVESTMENT INCOME
  (LOSS).................     1,386,285        72,411         (322,971)         553,895         26,135
                            -----------   ------------    ------------      -----------      ---------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Net realized gain
    (loss) on:
    Investment
      transactions.......     2,541,914    (7,958,919)      (2,682,790)         173,051       (310,960)
    Foreign currency
      transactions.......       (21,166)           --               --               --             --
    Futures contracts....            --            --               --         (274,657)            --
                            -----------   ------------    ------------      -----------      ---------
        Net realized gain
          (loss).........     2,520,748    (7,958,919)      (2,682,790)        (101,606)      (310,960)
                            -----------   ------------    ------------      -----------      ---------
  Net change in
    unrealized
    appreciation
    (depreciation) on:
    Investments..........    (3,046,046)   (3,622,792)      (8,799,959)        (226,628)      (494,432)
    Forward currency and
      net other assets...        25,388            --               --               --             --
    Futures contracts....            --            --               --       (6,429,400)            --
                            -----------   ------------    ------------      -----------      ---------
        Net change in
          unrealized
          depreciation...    (3,020,658)   (3,622,792)      (8,799,959)      (6,656,028)      (494,432)
                            -----------   ------------    ------------      -----------      ---------
NET REALIZED AND
  UNREALIZED LOSS........      (499,910)  (11,581,711)     (11,482,749)      (6,757,634)      (805,392)
                            -----------   ------------    ------------      -----------      ---------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........   $   886,375   $(11,509,300)   $(11,805,720)     $(6,203,739)     $(779,257)
                            ===========   ============    ============      ===========      =========

 * Net of securities
   lending of:...........   $    47,446   $     4,580     $     10,623      $       414      $      --

** Net of foreign taxes
   withheld of:..........   $   230,344   $       321     $      1,424      $        --      $      --

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                  BRANDES INTERNATIONAL            TURNER CORE
                                       EQUITY FUND                 GROWTH FUND
                                --------------------------  --------------------------
                                 SIX MONTHS                  SIX MONTHS
                                   ENDED          YEAR         ENDED          YEAR
                                  JUNE 30,       ENDED        JUNE 30,       ENDED
                                    2002      DECEMBER 31,      2002      DECEMBER 31,
                                (UNAUDITED)       2001      (UNAUDITED)       2001
                                ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM:
OPERATIONS:
  Net investment income.......  $  1,386,285  $ 1,630,637   $     72,411  $     51,723
  Net realized gain (loss) on
    investments, and foreign
    currency transactions.....     2,520,748    3,737,526     (7,958,919)  (15,087,241)
  Net change in unrealized
    appreciation
    (depreciation) on
    investments, forward
    currency contracts,
    foreign currency, and
    other assets..............    (3,020,658) (19,136,428)    (3,622,792)    2,911,629
                                ------------  ------------  ------------  ------------
        Net increase
          (decrease) in net
          assets resulting
          from operations.....       886,375  (13,768,265)   (11,509,300)  (12,123,889)
                                ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................       (75,836)  (1,559,283)            --       (62,002)
  In excess of net investment
    income....................            --           --             --        (3,434)
  From net realized capital
    gains.....................            --   (3,956,994)            --            --
  In excess of net realized
    capital gains.............            --     (689,126)            --            --
                                ------------  ------------  ------------  ------------
        Total distributions to
          shareholders........       (75,836)  (6,205,403)            --       (65,436)
                                ------------  ------------  ------------  ------------
FUND SHARE TRANSACTIONS (NOTE
  4):
  Proceeds from shares sold...    24,427,046   72,803,498     21,474,593    49,054,181
  Net asset value of shares
    issued on reinvestment of
    distributions.............        75,836    6,205,403             --        65,436
  Cost of shares
    repurchased...............   (10,970,339) (32,420,876)    (4,919,600)  (19,294,413)
                                ------------  ------------  ------------  ------------
        Net increase in net
          assets resulting
          from Fund share
          transactions........    13,532,543   46,588,025     16,554,993    29,825,204
                                ------------  ------------  ------------  ------------
TOTAL CHANGE IN NET ASSETS....    14,343,082   26,614,357      5,045,693    17,635,879
NET ASSETS:
  Beginning of period.........   122,906,220   96,291,863     60,321,954    42,686,075
                                ------------  ------------  ------------  ------------
  End of period*..............  $137,249,302  $122,906,220  $ 65,367,647  $ 60,321,954
                                ============  ============  ============  ============

* Including undistributed net
  investment income of:.......  $  1,385,926  $    75,477   $     72,411  $         --

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                FRONTIER CAPITAL         CLIFTON ENHANCED U.S.    BUSINESS OPPORTUNITY
                               APPRECIATION FUND              EQUITY FUND              VALUE FUND
                           --------------------------  -------------------------  --------------------
                            SIX MONTHS                 SIX MONTHS                        PERIOD
                              ENDED          YEAR         ENDED         YEAR             ENDED
                             JUNE 30,       ENDED       JUNE 30,       ENDED            JUNE 30,
                               2002      DECEMBER 31,     2002      DECEMBER 31,        2002(A)
                           (UNAUDITED)       2001      (UNAUDITED)      2001          (UNAUDITED)
                           ------------  ------------  -----------  ------------  --------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM:
OPERATIONS:
  Net investment income
    (loss)...............  $   (322,971) $  (371,069)  $  553,895   $ 1,666,299       $    26,135
  Net realized loss on
    investments, and.....    (2,682,790)  (5,705,515)    (101,606)   (7,993,436)         (310,960)
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments, and
    other assets.........    (8,799,959)   5,155,691   (6,656,028)    1,107,808          (494,432)
                           ------------  ------------  -----------  ------------      -----------
        Net decrease in
          net assets
          resulting from
          operations.....   (11,805,720)    (920,893)  (6,203,739)   (5,219,329)         (779,257)
                           ------------  ------------  -----------  ------------      -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............            --           --         (127)   (1,696,951)               --
  In excess of net
    investment income....            --           --           --      (229,664)               --
  In excess of net
    realized capital
    gains................            --     (689,614)          --            --                --
                           ------------  ------------  -----------  ------------      -----------
        Total
          distributions
          to
          shareholders...            --     (689,614)        (127)   (1,926,615)               --
                           ------------  ------------  -----------  ------------      -----------
FUND SHARE TRANSACTIONS
  (NOTE 4):
  Proceeds from shares
    sold.................    29,652,935   68,349,741    9,250,302    37,741,916         1,301,904
  Net asset value of
    shares issued on
    reinvestment of
    distributions........            --      689,614          127     1,926,615                --
  Cost of shares
    repurchased..........   (21,569,953) (50,428,371)  (7,954,144)  (15,963,779)          (37,170)
                           ------------  ------------  -----------  ------------      -----------
        Net increase in
          net assets
          resulting from
          Fund share
          transactions...     8,082,982   18,610,984    1,296,285    23,704,752         1,264,734
                           ------------  ------------  -----------  ------------      -----------
TOTAL CHANGE IN NET
  ASSETS.................    (3,722,738)  17,000,477   (4,907,581)   16,558,808           485,477
NET ASSETS:
  Beginning of period....    85,209,659   68,209,182   44,116,879    27,558,071        10,000,000
                           ------------  ------------  -----------  ------------      -----------
  End of period*.........  $ 81,486,921  $85,209,659   $39,209,298  $44,116,879       $10,485,477
                           ============  ============  ===========  ============      ===========

* Including undistributed
  net investment income
  (distributions in
  excess of net
  investment income)
  of:....................  $   (322,971) $        --   $  338,116   $  (215,652)      $    26,135

(a)  Fund commenced operations on February 1, 2002.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                   BRANDES INTERNATIONAL EQUITY FUND
                           ---------------------------------------------------------------------------------
                           SIX MONTHS
                              ENDED         YEAR          YEAR          YEAR          YEAR          YEAR
                            JUNE 30,       ENDED         ENDED         ENDED         ENDED         ENDED
                              2002      DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                           (UNAUDITED)      2001          2000          1999          1998          1997
                           -----------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....   $  12.37      $  14.95      $ 15.52       $ 10.84       $  9.96        $ 9.88
                            --------      --------      -------       -------       -------        ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income...............       0.13          0.18         0.18          0.10          0.09          0.07
  Net realized and
    unrealized gain
    (loss) on
    investments..........      (0.02)        (2.09)        0.57          5.09          1.44          0.15
                            --------      --------      -------       -------       -------        ------
        Total from
          investment
          operations.....       0.11         (1.91)        0.75          5.19          1.53          0.22
                            --------      --------      -------       -------       -------        ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............      (0.01)        (0.17)       (0.18)        (0.09)        (0.06)        (0.07)
  In excess of net
    investment income....         --            --           --            --            --         (0.03)
  From net realized
    capital gains........         --         (0.43)       (1.14)        (0.42)        (0.53)           --
  In excess of net
    realized capital
    gains................         --         (0.07)          --            --         (0.06)           --
  Tax return of
    capital..............         --            --           --            --            --         (0.04)
                            --------      --------      -------       -------       -------        ------
        Total
         distributions...      (0.01)        (0.67)       (1.32)        (0.51)        (0.65)        (0.14)
                            --------      --------      -------       -------       -------        ------
NET ASSET VALUE, END OF
  PERIOD.................   $  12.47      $  12.37      $ 14.95       $ 15.52       $ 10.84        $ 9.96
                            ========      ========      =======       =======       =======        ======
TOTAL RETURN.............       0.87%*      (12.77)%       4.88%        47.86%        15.37%         2.26%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's).......   $137,249      $122,906      $96,292       $48,508       $12,383        $6,034
  Net expenses to average
    daily net assets
    before interest
    expense**............       0.96%         1.01%        1.05%         1.24%         1.30%         1.30%
  Net expenses to average
    daily net assets
    after interest
    expense**............       0.96%         1.01%        1.05%         1.24%         1.30%         1.30%
  Net investment income
    to average daily net
    assets**.............       2.12%         1.56%        1.59%         1.31%         1.00%         0.83%
  Portfolio turnover
    rate.................         11%*          20%          18%           19%          116%           74%
  Without the
    reimbursement of
    expenses by the
    adviser, the ratio of
    net expenses and net
    investment income to
    average net assets
    would have been:
  Expenses before
    interest expense.....        N/A          1.02%        1.19%         1.93%         3.57%         4.93%
  Net investment income
    (loss)...............        N/A          1.55%        1.45%         0.61%        (1.27)%       (2.80)%

*    Not annualized.
**   Annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                        TURNER CORE GROWTH FUND
                           ---------------------------------------------------------------------------------
                           SIX MONTHS
                              ENDED         YEAR          YEAR          YEAR          YEAR          YEAR
                            JUNE 30,       ENDED         ENDED         ENDED         ENDED         ENDED
                              2002      DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                           (UNAUDITED)      2001          2000          1999          1998          1997
                           -----------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 13.40      $ 17.56       $ 22.93       $ 17.84       $ 13.50        $11.60
                             -------      -------       -------       -------       -------        ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income...............       0.01         0.02          0.01          0.02          0.02          0.04
  Net realized and
    unrealized gain
    (loss) on
    investments..........      (2.36)       (4.16)        (2.48)         6.92          4.64          3.22
                             -------      -------       -------       -------       -------        ------
        Total from
          investment
          operations.....      (2.35)       (4.14)        (2.47)         6.94          4.66          3.26
                             -------      -------       -------       -------       -------        ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............         --        (0.02)        (0.01)        (0.02)        (0.03)        (0.04)
  From net realized
    capital gains........         --           --         (2.89)        (1.83)        (0.29)        (1.22)
  In excess of net
    realized capital
    gains................         --           --            --            --            --         (0.10)
                             -------      -------       -------       -------       -------        ------
        Total
         distributions...         --        (0.02)        (2.90)        (1.85)        (0.32)        (1.36)
                             -------      -------       -------       -------       -------        ------
NET ASSET VALUE, END OF
  PERIOD.................    $ 11.05      $ 13.40       $ 17.56       $ 22.93       $ 17.84        $13.50
                             =======      =======       =======       =======       =======        ======
TOTAL RETURN.............     (17.54)%*    (23.60)%      (11.15)%       40.11%        34.56%        28.32%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's).......    $65,368      $60,322       $42,686       $52,926       $13,880        $3,820
  Net expenses to average
    daily net assets
    before interest
    expense**............       0.70%        0.70%         0.70%         0.70%         0.70%         0.70%
  Net expenses to average
    daily net assets
    after interest
    expense**............       0.70%        0.70%         0.70%         0.70%         0.70%         0.70%
  Net investment income
    to average daily net
    assets**.............       0.25%        0.12%         0.05%         0.19%         0.31%         0.34%
  Portfolio turnover
    rate.................        132%*        337%          421%          286%          242%          206%
  Without the
    reimbursement of
    expenses by the
    adviser, the ratio of
    net expenses and net
    investment income to
    average net assets
    would have been:
  Expenses before
    interest expense**...       0.75%        0.90%         0.91%         1.40%         3.42%         6.18%
  Net investment income
    (loss)**.............       0.20%       (0.08)%       (0.16)%       (0.51)%       (2.41)%       (5.14)%

*    Not annualized.
**   Annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                  FRONTIER CAPITAL APPRECIATION FUND
                           ---------------------------------------------------------------------------------
                           SIX MONTHS
                              ENDED         YEAR          YEAR          YEAR          YEAR          YEAR
                            JUNE 30,       ENDED         ENDED         ENDED         ENDED         ENDED
                              2002      DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                           (UNAUDITED)      2001          2000          1999          1998          1997
                           -----------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 16.93      $ 17.25       $ 21.12       $ 15.09       $ 14.92       $ 12.52
                             -------      -------       -------       -------       -------       -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment loss....      (0.06)       (0.07)           --         (0.09)        (0.04)           --
  Net realized and
    unrealized gain
    (loss) on
    investments..........      (2.06)       (0.10)         1.72          6.74          0.29          2.76
                             -------      -------       -------       -------       -------       -------
        Total from
          investment
          operations.....      (2.12)       (0.17)         1.72          6.65          0.25          2.76
                             -------      -------       -------       -------       -------       -------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net realized
    capital gains........         --           --         (5.59)        (0.62)        (0.08)        (0.36)
  In excess of net
    realized capital
    gains................         --        (0.15)           --            --            --            --
                             -------      -------       -------       -------       -------       -------
        Total
         distributions...         --        (0.15)        (5.59)        (0.62)        (0.08)        (0.36)
                             -------      -------       -------       -------       -------       -------
NET ASSET VALUE, END OF
  PERIOD.................    $ 14.81      $ 16.93       $ 17.25       $ 21.12       $ 15.09       $ 14.92
                             =======      =======       =======       =======       =======       =======
TOTAL RETURN.............     (12.52)%*     (1.00)%        7.66%        44.17%         1.68%        22.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's).......    $81,487      $85,210       $68,209       $47,919       $31,778       $16,628
  Net expenses to average
    daily net assets
    before interest
    expense**............       1.11%        1.15%         1.15%         1.15%         1.15%         1.15%
  Net expenses to average
    daily net assets
    after interest
    expense**............       1.11%        1.15%         1.15%         1.15%         1.15%         1.15%
  Net investment loss to
    average daily net
    assets**.............      (0.76)%      (0.48)%       (0.23)%       (0.57)%       (0.32)%       (0.13)%
  Portfolio turnover
    rate.................         21%*         30%          103%           75%           68%           61%
  Without the
    reimbursement of
    expenses by the
    adviser, the ratio of
    net expenses and net
    investment loss to
    average net assets
    would have been:
  Expenses before
    interest expense.....        N/A          N/A          1.23%         1.47%         1.75%         2.86%
  Net investment loss....        N/A          N/A         (0.31)%       (0.90)%       (0.92)%       (1.84)%

*    Not annualized.
**   Annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                   CLIFTON ENHANCED U.S. EQUITY FUND
                           ---------------------------------------------------------------------------------
                           SIX MONTHS
                              ENDED         YEAR          YEAR          YEAR          YEAR          YEAR
                            JUNE 30,       ENDED         ENDED         ENDED         ENDED         ENDED
                              2002      DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                           (UNAUDITED)    2001(1)       2000(2)         1999          1998          1997
                           -----------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
BEGINNING OF PERIOD......    $ 13.56      $ 16.32       $ 20.97       $ 18.07       $ 15.09        $11.85
                             -------      -------       -------       -------       -------        ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income...............       0.17         0.55          0.61          0.10          0.11          0.08
  Net realized and
    unrealized gain
    (loss) on
    investments..........      (1.95)       (2.67)        (2.64)         4.60          3.45          3.78
                             -------      -------       -------       -------       -------        ------
        Total from
          investment
          operations.....      (1.78)       (2.12)        (2.03)         4.70          3.56          3.86
                             -------      -------       -------       -------       -------        ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............      (0.00)(3)     (0.55)       (0.59)        (0.10)        (0.10)        (0.09)
  In excess of net
    investment income....         --        (0.09)           --            --         (0.01)           --
  From net realized
    capital gains........         --           --         (2.03)        (1.70)        (0.35)        (0.53)
  In excess of net
    realized capital
    gains................         --           --            --            --         (0.12)           --
                             -------      -------       -------       -------       -------        ------
        Total
         distributions...      (0.00)       (0.64)        (2.62)        (1.80)        (0.58)        (0.62)
                             -------      -------       -------       -------       -------        ------
NET ASSET VALUE, END OF
  PERIOD.................    $ 11.78      $ 13.56       $ 16.32       $ 20.97       $ 18.07        $15.09
                             =======      =======       =======       =======       =======        ======
TOTAL RETURN.............     (13.13)%*    (13.02)%       (9.96)%       26.07%        23.69%        32.68%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's).......    $39,209      $44,117       $27,558       $22,863       $15,082        $7,345
  Net expenses to average
    daily net assets
    before interest
    expense**............       0.63%        0.64%         0.69%         0.80%         0.80%         0.80%
  Net expenses to average
    daily net assets
    after interest
    expense**............       0.63%        0.64%         0.69%         0.80%         0.80%         0.80%
  Net investment income
    to average daily net
    assets**.............       2.53%        4.20%         3.36%         0.56%         0.80%         1.17%
  Portfolio turnover
    rate.................         46%*        128%          179%           69%           50%           52%
  Without the
    reimbursement of
    expenses by the
    adviser, the ratio of
    net expenses and net
    investment income to
    average net assets
    would have been:
  Expenses before
    interest expense**...       0.74%        0.78%         1.22%         1.63%         2.34%         5.41%
  Net investment income
    (loss)**.............       2.43%        4.06%         2.83%        (0.26)%       (0.74)%       (3.44)%

*    Not annualized.
**   Annualized for periods less than one year.
(1) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by less than $0.001, decrease net realized and unrealized gains and losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.001%. Per share data and ratios/ supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(2) As of May 1, 2000, the Fund achieved its objective through a strategy of investing in securities to create a synthetically enhanced S&P product as noted in Note 1.
(3)  Rounds to less than $(0.01)

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                    BUSINESS OPPORTUNITY
                                                         VALUE FUND
                                                    --------------------
                                                        PERIOD ENDED
                                                          JUNE 30,
                                                          2002(A)
                                                        (UNAUDITED)
                                                    --------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............        $ 10.00
                                                          -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........................           0.02
  Net realized and unrealized loss on
    investments...................................          (0.72)
                                                          -------
TOTAL FROM INVESTMENT OPERATIONS..................          (0.70)
                                                          -------
NET ASSET VALUE, END OF PERIOD....................        $  9.30
                                                          =======
TOTAL RETURN......................................          (7.00)%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)...............        $10,485
  Net expenses to average daily net assets before
    interest expense**............................           0.90%
  Net expenses to average daily net assets after
    interest expense**............................           0.90%
  Net investment income to average daily net
    assets**......................................           0.61%
  Portfolio turnover rate.........................             30%*
  Without the reimbursement of expenses by the
    adviser, the ratio of net expenses and net
    investment income to average net assets would
    have been:
  Expenses before interest expense**..............           1.92%
  Net investment loss**...........................          (0.41)%

(a)  Fund commenced operations on February 1, 2002.
*    Not annualized.
**   Annualized.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company consists of five separate diversified investment portfolios: Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund, Clifton Enhanced U.S. Equity Fund and Business Opportunity Value Fund (singularly the "Fund" or collectively the "Funds"), each of which is, in effect, a separate mutual fund.

The Company offers its shares to separate accounts of certain insurance companies as the underlying funding vehicle for certain variable annuity and variable life insurance policies offered by members of M Financial Group and issued by certain life insurance companies affiliated with M Financial Group. Shares of the Company may also be sold to qualified pension and retirement plans. In addition, at June 30, 2002, shares of the Company were offered to separate accounts funding variable annuity and variable life contracts issued by John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Security Life of Denver Insurance Co. and Pruco Life Insurance Co.

Brandes International Equity Fund's investment objective is long-term capital appreciation by investing principally in equity securities of foreign issuers, focusing on stocks with capitalizations of $1 billion or more. Turner Core Growth Fund seeks long-term capital appreciation through a diversified portfolio of common stocks of mainly U.S. companies that show strong earning potential with reasonable market prices. Frontier Capital Appreciation Fund seeks maximum capital appreciation through investment in common stocks of U.S companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalization of those companies found in the Russell 2500. Clifton Enhanced U.S. Equity Fund's objective is to achieve above-market total return by using a combination of Standard & Poor's 500 Composite Stock Price Index futures contracts and a cash portfolio to create a synthetic enhanced S&P 500 product. Business Opportunity Value Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION

Equity securities and other similar investments traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System (NASDAQ) are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

principal market for such securities). If no sale occurs, equities traded on an U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price. Equities traded on a foreign exchange, for which no sale occurs, are valued at the official bid price. Unlisted equity securities for which market quotations are readily available are valued at the last sale price or, if no sale occurs, at the mean between the last bid and asked price. Debt securities and other fixed-income investments of the Funds will be valued at prices supplied by independent pricing agents approved by the Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which there are no readily available market quotations or whose market value does not, in the investment adviser's opinion, reflect fair value, are valued at fair value using methods determined in good faith by the Board of Directors.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (i.e. collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' Investment Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FOREIGN CURRENCY

Brandes International Equity Fund may invest in non-U.S. dollar denominated assets. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the exchange rates available at twelve noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS

Brandes International Equity Fund may enter into forward foreign currency exchange contracts. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts can limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FUTURES CONTRACTS

The Brandes International Equity Fund and Clifton Enhanced U.S. Equity Fund may invest in futures. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. The Brandes International Equity Fund may enter into futures transactions only as a hedge against the risk of unexpected changes in the value of securities held or intended to be held by the Fund. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation. The use of futures contracts involves the risk of imperfect correlation in movement in the price of the futures contracts compared to the underlying hedged assets. The Clifton Enhanced U.S. Equity Fund may enter into futures transactions to have a 100% exposure to the S&P 500. The loss from investing in futures that are unhedged or uncovered, is potentially unlimited.

Upon entering into a futures contract, the Fund is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OPTIONS CONTRACTS

The Brandes International Equity Fund and Clifton Enhanced U.S. Equity Fund may purchase or write options.

A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. The liability related to such options is also eliminated when this occurs. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than the premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between funds in the Company.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterization of distributions made by each Fund and reclassifications to paid-in capital.

SECURITY LENDING

The Funds may lend their securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value plus accrued interest of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrowers of the securities fail financially. The Funds receive compensation in the form of fees, or it retains a portion of interest on the investments of any cash received as collateral for lending their securities. The Funds also continue to receive interest or dividends on the securities loaned.

At June 30, 2002, the value of the securities on loan and the value of the related collateral were as follows:

                                           MARKET VALUE OF
                                          LOANED SECURITIES  COLLATERAL VALUE
                                          -----------------  ----------------
Brandes International Equity Fund.......     $15,597,546       $15,989,907
Turner Core Growth Fund.................       5,462,553         5,617,552
Frontier Capital Appreciation Fund......      13,174,091        13,530,524
Clifton Enhanced U.S. Equity Fund.......          33,300            37,000
Business Opportunity Value Fund.........               0                 0

FEDERAL INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary. The Brandes International Equity Fund, Turner Core Growth Fund and Clifton Enhanced U.S. Equity Fund elected to defer to their fiscal year ending December 31, 2002, $32,691, $983,650, and $1,107,265 of losses recognized during the period November 1, 2001, to December 31, 2001, respectively.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"). The Advisory Agreement provides for the Funds to pay the Adviser a quarterly fee at an annual rate of the value of each Fund's average daily net assets as follows:

FUND                                                               TOTAL ADVISORY FEES
----                                                --------------------------------------------------
Brandes International Equity Fund.................  1.10% of the first $10 million
                                                    0.95% of the next $10 million
                                                    0.75% of the next $30 million
                                                    0.65% on amounts above $50 million
Turner Core Growth Fund...........................  0.45%
Frontier Capital Appreciation Fund................  0.90%
Clifton Enhanced U.S. Equity Fund.................  0.40% of the first $25 million
                                                    0.35% of amounts above $25 million
Business Opportunity Value Fund...................  0.65% of the first $50 million
                                                    0.60% of the next $50 million
                                                    0.55% of the next $100 million
                                                    0.50% on amounts above $200 million

The Adviser has engaged Brandes Investment Partners, L.P., Turner Investment Partners, Inc., Frontier Capital Management Company, L.L.C., The Clifton Group and Iridian Asset Management L.L.C. to act as sub-advisers to provide day to day portfolio management for the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund, Clifton Enhanced U.S. Equity Fund and Business Opportunity Value Fund, respectively.

The Adviser has voluntarily undertaken to waive or otherwise reimburse the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund, Clifton Enhanced U.S. Equity Fund and Business Opportunity Value Fund for their operating expenses, exclusive of advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, to the extent that they exceed 0.25% of the average daily net assets of the Fund until further notice to shareholders.

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for these services.

No officer, director or employee of the Adviser, or sub-advisers receives any compensation from the Company for serving as a director or officer of the Company. The Company paid each Director who is not an officer or employee of the Adviser and their affiliates, $10,000 per annum plus $500 per meeting attended and reimbursed each such Director for travel and out-of-pocket expenses.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended June 30, 2002, were as follows:

                                                  NON-U.S.
                                           GOVERNMENT SECURITIES
                                          ------------------------
                                           PURCHASES      SALES
                                          -----------  -----------
Brandes International Equity Fund.......  $24,121,864  $13,645,425
Turner Core Growth Fund.................   91,404,916   76,668,330
Frontier Capital Appreciation Fund......   21,241,685   15,468,712
Clifton Enhanced U.S. Equity Fund.......   15,245,513   19,296,486
Business Opportunity Value Fund.........   13,588,109    3,017,201

                                             U.S. GOVERNMENT
                                               OBLIGATIONS
                                          ----------------------
                                          PURCHASES     SALES
                                          ----------  ----------
Turner Core Growth Fund.................  $1,052,606  $  171,747
Clifton Enhanced U.S. Equity Fund.......   2,549,167   2,992,885
Business Opportunity Value Fund.........     226,564          --

At June 30, 2002, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                            TAX BASIS
                                  FEDERAL      TAX BASIS     TAX BASIS      UNREALIZED
                                 INCOME TAX    UNREALIZED    UNREALIZED   APPRECIATION/
                                    COST      APPRECIATION  DEPRECIATION  (DEPRECIATION)
                                ------------  ------------  ------------  --------------
Brandes International Equity
  Fund........................  $164,722,403  $10,394,394   $(24,940,963)  $(14,546,569)
Turner Core Growth Fund.......    71,002,854    1,587,508     (3,229,395)    (1,641,887)
Frontier Capital Appreciation
  Fund........................    88,975,241   10,913,377    (15,693,654)    (4,780,277)
Clifton Enhanced U.S. Equity
  Fund........................    34,077,706      296,809       (281,828)        14,981
Business Opportunity Value
  Fund........................    10,492,461      371,943       (866,375)      (494,432)

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

4. SHARES OF BENEFICIAL INTEREST

At June 30, 2002, an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                      BRANDES INTERNATIONAL                   TURNER CORE
                                           EQUITY FUND                        GROWTH FUND
                                ---------------------------------  ---------------------------------
                                   SIX MONTHS          YEAR           SIX MONTHS          YEAR
                                     ENDED             ENDED            ENDED             ENDED
                                 JUNE 30, 2002     DECEMBER 31,     JUNE 30, 2002     DECEMBER 31,
                                  (UNAUDITED)          2001          (UNAUDITED)          2001
                                ----------------  ---------------  ----------------  ---------------
Shares sold...................       1,932,531         5,366,033        1,798,045         3,474,379
Shares repurchased............        (864,977)       (2,375,947)        (383,003)       (1,409,052)
Distributions reinvested......           6,237           503,128               --             4,789
                                 -------------     -------------    -------------     -------------
Net increase..................       1,073,791         3,493,214        1,415,042         2,070,116
Fund Shares:
  Beginning of period.........       9,933,488         6,440,274        4,500,329         2,430,213
                                 -------------     -------------    -------------     -------------
  End of period...............      11,007,279         9,933,488        5,915,371         4,500,329
                                 =============     =============    =============     =============

                                   FRONTIER CAPITAL                   CLIFTON ENHANCED           BUSINESS OPPORTUNITY
                                   APPRECIATION FUND                  U.S. EQUITY FUND                VALUE FUND
                           ---------------------------------  ---------------------------------  --------------------
                              SIX MONTHS          YEAR           SIX MONTHS          YEAR               PERIOD
                                ENDED             ENDED            ENDED             ENDED              ENDED
                            JUNE 30, 2002     DECEMBER 31,     JUNE 30, 2002     DECEMBER 31,      JUNE 30, 2002(A)
                             (UNAUDITED)          2001          (UNAUDITED)          2001            (UNAUDITED)
                           ----------------  ---------------  ----------------  ---------------  --------------------
Shares sold..............       1,772,747         4,073,168          709,255         2,501,129             130,976
Shares repurchased.......      (1,305,502)       (3,034,725)        (633,962)       (1,075,720)             (3,919)
Distributions
  reinvested.............              --            41,000               11           140,540                  --
                            -------------     -------------    -------------     -------------     ---------------
Net increase.............         467,245         1,079,443           75,304         1,565,949             127,057
Fund Shares:
  Beginning of period....       5,033,758         3,954,315        3,254,304         1,688,355           1,000,000
                            -------------     -------------    -------------     -------------     ---------------
  End of period..........       5,501,003         5,033,758        3,329,608         3,254,304           1,127,057
                            =============     =============    =============     =============     ===============

-------------------

(a)  Fund commenced operations on February 1, 2002.

5. FINANCIAL INSTRUMENTS

Brandes International Equity Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as foreign currency exchange rates. These financial instruments are limited to forward currency exchange contracts. The Clifton Enhanced U.S. Equity Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities to maintain a 100% exposure to the S&P 500 Composite Stock Price Index (the "S&P 500"). The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

5. FINANCIAL INSTRUMENTS (CONTINUED)

potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Clifton Enhanced U.S. Equity Fund had the following futures contracts outstanding at June 30, 2002:

                                                                 UNREALIZED
                                                  NOTIONAL     APPRECIATION/
                                     CONTRACTS      VALUE      (DEPRECIATION)
                                     ---------  -------------  --------------
Euro Dollar Futures December
  2002--Short......................        1     $   244,325    $    (7,500)
Euro Dollar Futures September
  2002--Long.......................       54     $13,236,075    $   131,825
S&P 500 Index Futures December
  2002--Long.......................      168     $41,622,000    $(6,021,150)
S&P 500 Index Futures September
  2002--Long.......................        3     $   742,575    $    (1,175)

6. CONCENTRATION

At June 30, 2002, a substantial portion of the Brandes International Equity Fund's net assets consist of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities are subject to greater price volatility, more limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

7. BENEFICIAL INTEREST

At June 30, 2002 the ownership of each fund was as follows:

                                                    PERCENTAGE OF OWNERSHIP
                           -------------------------------------------------------------------------
                                          JOHN HANCOCK      PACIFIC     SECURITY LIFE      PRUCO
                              M LIFE      VARIABLE LIFE      LIFE         OF DENVER        LIFE
                           INSURANCE CO.  INSURANCE CO.  INSURANCE CO.  INSURANCE CO.  INSURANCE CO.
                           -------------  -------------  -------------  -------------  -------------
Brandes International
  Equity Fund............          2.3%         53.1%           40.7%          3.9%            0.0%
Turner Core Growth
  Fund...................          2.5%         44.3%           32.2%          1.0%           20.0%
Frontier Capital
  Appreciation Fund......          2.7%         56.5%           37.1%          3.7%            0.0%
Clifton Enhanced U.S.
  Equity Fund............          0.0%         52.4%           42.3%          5.2%            0.1%
Business Opportunity
  Value Fund.............         88.8%          3.0%            7.9%          0.3%            0.0%

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

8. DIRECTOR'S TABLE (UNAUDITED)

Interested Directors & Principal Officers:*

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS         OTHER
                                  POSITION(S)    TERM OF OFFICE**                              IN FUND COMPLEX  DIRECTORSHIPS
                                   HELD WITH      AND LENGTH OF      PRINCIPAL OCCUPATIONS       OVERSEEN BY       HELD BY
 NAME, ADDRESS AND AGE                FUND         TIME SERVED        DURING PAST 5 YEARS         DIRECTOR         DIRECTOR
 ---------------------           --------------  ----------------  --------------------------  ---------------  --------------
 Daniel F. Byrne(1)              President       Served for 6      Senior Vice President,             5         N/A
 M Fund, Inc.                                    years             Product Development and
 River Park Center                                                 Sales Support, M Financial
 205 SE Spokane St.                                                Group
 Portland, OR 97202
 (45 years old)

 Peter W. Mullin(2)              Director        Served for 6      Chairman and Chief                 5         N/A
 Mullin Consulting Inc.                          years             Executive Officer, Mullin
 644 S. Figueroa St.                                               Consulting, Inc.
 Los Angeles, CA 90017                                             (insurance agency)
 (60 years old)

 David W. Schutt(3)              Secretary and   Served for 6      Secretary and Treasurer of         5         N/A
 M Fund, Inc.                    Treasurer       years             M Life and Director of
 River Park Center                                                 Finance for M Financial
 205 SE Spokane St.                                                Group
 Portland, OR 97202
 (46 years old)

------------------------

  *  Interested person as defined by the 1940 Act.
(1) Mr. Byrne is deemed to be interested because he serves as President of the Company's investment advisor.
(2) Mr. Mullin is deemed to be interested because he owns 30% of M Financial Holdings, which controls the Company's investment advisor.
(3) Mr. Schutt is deemed to be interested because he serves as Secretary and Treasurer of the Company's investment advisor and M Holding
     Securities, Inc.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

8. DIRECTOR'S TABLE (UNAUDITED) (CONTINUED)

Disinterested Directors:

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS         OTHER
                                  POSITION(S)    TERM OF OFFICE**                              IN FUND COMPLEX  DIRECTORSHIPS
                                   HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION(S)      OVERSEEN BY       HELD BY
 NAME, ADDRESS AND AGE                FUND         TIME SERVED        DURING PAST 5 YEARS         DIRECTOR         DIRECTOR
 ---------------------           --------------  ----------------  --------------------------  ---------------  --------------
 Gerald Bidwell                  Director        Served for 6      President and Chief                5         N/A
 330 SW Sixth Ave.                               years             Executive Officer,
 Portland, OR 97204                                                Bidwell & Co. (discount
 (59 years old)                                                    brokerage firm)

 Neil E. Goldschmidt             Director        Served for 6      President, Neil                    5         Finatus
 222 SW Columbia                                 years             Goldschmidt, Inc. (law
 Suite 1850                                                        firm)
 Portland, OR 97201
 (61 years old)

 Philip Halpern                  Director        Served for 6      Vice President and Chief           5         RREEF America
 375 East 57th St.                               years             Investment Officer, The                      REIT II, Inc.
 Chicago, IL 60637                                                 University of Chicago,                       Zurich Capital
 (47 years old)                                                    since July 21, 1998.                         Hedge Fund
                                                                   Treasurer and Chief                          Index
                                                                   Investment Officer,                          Committee
                                                                   California Institute of
                                                                   Technology, September 1996
                                                                   to July 1998

------------------------

     There is no family relationship between any of the Directors or officers listed above.
 ** Each director serves for an indefinite term in accordance with the current by-laws of M Fund, Inc. until the date a director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Articles of Incorporation of M Fund, Inc.